    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 29, 2000


                                                  REGISTRATION NOS.:  333-01995
                                                                       811-7575
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ----------------
                                    FORM N-1A

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933  [X]
                          PRE-EFFECTIVE AMENDMENT NO.     [ ]
                         POST-EFFECTIVE AMENDMENT NO. 7   [X]
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940             [X]
                                AMENDMENT NO. 8           [X]
                                ----------------

                 MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

                        (A MASSACHUSETTS BUSINESS TRUST)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                    Copy to:

                             STUART M. STRAUSS, ESQ.
                              MAYER, BROWN & PLATT
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019
                                ----------------
                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

  As soon as practicable after this Post-Effective Amendment becomes effective.


 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                  immediately upon filing pursuant to paragraph (b)
             ----
               X  on November 30, 2000 pursuant to paragraph (b)
             ----
                  60 days after filing pursuant to paragraph (a)
             ----
                  on (date) pursuant to paragraph (a) of rule 485.
             ----

                                ----------------

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                  PROSPECTUS - NOVEMBER 30, 2000


MORGAN STANLEY DEAN WITTER

              ----------------------------------------------------------------


                                                             INCOME BUILDER FUND






[GRAPHIC OMITTED]










                                A MUTUAL FUND WHOSE PRIMARY INVESTMENT OBJECTIVE
                                   IS TO SEEK REASONABLE INCOME; AS A SECONDARY
                                    OBJECTIVE, THE FUND SEEKS GROWTH OF CAPITAL



  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


The Fund                  Investment Objectives .............................1
                          Principal Investment Strategies ...................1
                          Principal Risks ...................................2
                          Past Performance ..................................4
                          Fees and Expenses .................................5
                          Additional Investment Strategy Information ........6
                          Additional Risk Information .......................7
                          Fund Management ...................................8

Shareholder Information   Pricing Fund Shares ...............................9
                          How to Buy Shares .................................9
                          How to Exchange Shares ...........................11
                          How to Sell Shares ...............................13
                          Distributions ....................................15
                          Tax Consequences .................................15
                          Share Class Arrangements .........................16

Financial Highlights       .................................................25
Our Family of Funds        ................................. Inside Back Cover


                          This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

[GRAPHIC OMITTED]

INVESTMENT OBJECTIVES
---------------------

          Morgan Stanley Dean Witter Income Builder Fund seeks reasonable income as a primary investment objective. As a secondary objective, the Fund seeks growth of capital.

[GRAPHIC OMITTED]

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

          The Fund will normally invest at least 65% of its assets in income-producing equity securities, including common stock, preferred stock and convertible securities. The "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., uses a value-oriented style in the selection of securities. Investments are normally made primarily in
          (i) common stocks (including depository receipts) of large capitalization companies with a record of paying dividends and which, in the opinion of the Investment Manager, have the potential for maintaining dividends, (ii) preferred stock and (iii) securities convertible into common stocks of small- and mid-cap companies -- including synthetic and enhanced convertibles. The Fund's investments also include "Rule 144A" securities, which are subject to resale restrictions.



(sidebar)
INCOME & GROWTH
An investment objective having the goal of selecting securities with the potential to pay out income and rise in price.
(end sidebar)

          The Investment Manager follows a "bottom-up" approach in the selection of convertible securities for the Fund. Beginning with a universe of about 500 companies, the Investment Manager narrows the focus to small- and mid-cap companies and reviews the issues to determine if the convertible security is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth.


          The Fund may invest up to 25% of its assets in "enhanced" convertible securities. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.

          The Fund may invest up to 10% of its assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

          In addition, the Fund may invest in fixed-income securities (including zero coupon securities), common stocks that do not pay a regular dividend, real estate investment trusts (commonly known as "REITs") and foreign securities (including depository receipts).


          The Fund also may invest up to 20% of its net assets in fixed-income securities rated lower than investment grade by Standard & Poor's or Moody's (but not below B) or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds"). The 20% limitation is not applicable to convertible securities.


          Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a prestated price. A depository receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

          In pursuing the Fund's investment objectives, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.


[GRAPHIC OMITTED]

PRINCIPAL RISKS
---------------
          There is no assurance that the Fund will achieve its investment objectives. The Fund's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


          Common and Preferred Stock. A principal risk of investing in the Fund is associated with its investment in stocks. In general, stock values fluctuate in response to activities specific to the issuer as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


          Fixed-Income Securities. Principal risks of investing in the Fund are associated with its fixed-income investments (including zero coupon securities). All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

          Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Accordingly, a rise in the general level of interest rates may cause the price of the Fund's fixed-income securities to fall substantially. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)


          Convertible Securities. The Fund is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities. In addition, because the convertible securities in which the Fund invests are convertible into the common stocks of small- and mid-cap companies, the Fund is subject to the specific risks associated with investing in small- and mid-cap companies.

          There are also special risks associated with the Fund's investments in "enhanced" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

          Small & Medium Capitalization Companies. The Fund's investments in smaller and -medium-sized companies carry more risk than investments in larger companies. While some of the Fund's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Fund's ability to sell certain securities at favorable prices and may also make it difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

          Junk Bonds. The Fund's investments in fixed-income securities rated lower than investment grade, or if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the market for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund's net asset value.

          Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in real estate investment trusts (commonly known as "REITs") and foreign securities (including depository receipts). For more information about these risks, see the "Additional Risk Information" section.

          Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC OMITTED]

PAST PERFORMANCE
----------------

          The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.


(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 3 calendar years.
(end sidebar)

[GRAPHIC OMITTED]

                     ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                 Year         1997         1998          1999
                 Percentage   23.97%        1.73%         1.72%

          The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of September 30, 2000 was -0.22%.

          During the periods shown in the bar chart, the highest return for a calendar quarter was 9.88% (quarter ended September 30, 1997) and the lowest return for a calendar quarter was -11.33% (quarter ended September 30, 1998).

(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(end sidebar)

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
--------------------------------------------------------------------
                                               LIFE OF THE FUND
                          PAST 1 YEAR          (SINCE 6/26/96)
--------------------------------------------------------------------
Class A(1)                   -2.95%                  --
--------------------------------------------------------------------
Class B                      -3.00%                9.98%
--------------------------------------------------------------------
Class C(1)                    0.85%                  --
--------------------------------------------------------------------
Class D(1)                    2.76%                  --
--------------------------------------------------------------------
S&P 500 Index(2)             21.04%               27.44%
--------------------------------------------------------------------

(1) Classes A, C and D commenced operations on July 28, 1997.

(2) The Standard and Poor's 500 Index (S&P 500 (Registered Tracemark)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.


(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)


(sidebar)
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended September 30, 2000.
(end sidebar)


[GRAPHIC OMITTED]

FEES AND EXPENSES
-----------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


                                                   CLASS A      CLASS B      CLASS C     CLASS D
------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)       5.25%(1)      None        None        None
------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)             None(2)       5.00%(3)    1.00%(4)    None
------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------
Management fee                                      0.75%         0.75%       0.75%       0.75%
------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees               0.24%         1.00%       0.99%       None
------------------------------------------------------------------------------------------------
Other expenses                                      0.22%         0.22%       0.22%       0.22%
------------------------------------------------------------------------------------------------
Total annual Fund operating expenses                1.21%         1.97%       1.96%       0.97%
------------------------------------------------------------------------------------------------


(1) Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4) Only applicable if you sell your shares within one year after purchase.

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


          The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell (redeem) your shares at the end of each period.


                    IF YOU SOLD YOUR SHARES                 IF YOU HELD YOUR SHARES
--------------------------------------------------- ---------------------------------------
             1 YEAR   3 YEARS   5 YEARS   10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------- ---------------------------------------
  CLASS A     $641      $888    $1,153     $1,909      $641      $888    $1,153    $1,909
--------------------------------------------------- ---------------------------------------
  CLASS B     $700      $918    $1,262     $2,295      $200      $618    $1,062    $2,295
--------------------------------------------------- ---------------------------------------
  CLASS C     $299      $616    $1,058     $2,286      $199      $616    $1,058    $2,286
--------------------------------------------------- ---------------------------------------
  CLASS D     $ 99      $309    $  536     $1,189      $ 99      $309    $  536    $1,189
--------------------------------------------------- ---------------------------------------


          Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.


[GRAPHIC OMITTED]

ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------

          This section provides additional information relating to the Fund's principal investment strategies.



          Other Securities and Real Estate Investment Trusts. Up to 35% of the Fund's assets may be invested in U.S. government securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities), common stocks that do not pay a regular dividend and real estate investment trusts (commonly known as "REITs").

          Zero coupon securities are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payment until maturity.

          Foreign Securities. The Fund may invest up to 25% of its assets in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

          Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objectives.

          The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.



[GRAPHIC OMITTED]

ADDITIONAL RISK INFORMATION
---------------------------

          This section provides additional information relating to the principal risks of investing in the Fund.


          Real Estate Investment Trusts ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. The performance of any Fund REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.


          Foreign Securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

          Foreign securities (including depository receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

          Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.



[GRAPHIC OMITTED]

FUND MANAGEMENT
---------------


(sidebar)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $155 billion in assets under management as of October 31, 2000.
(end sidebar)


          The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.


          The Fund's portfolio is managed within the Investment Manager's Growth and Income Group. Paul D. Vance, Senior Vice President and Director of the Growth and Income Group of the Investment Manager, Peter M. Avelar, Senior Vice President and Director of the High Yield Group of the Investment Manager, and Catherine Maniscalco, a Vice President of the Investment Manager, have been the primary portfolio co-managers of the Fund since June 1996 (the Fund's inception), January 1998 and July 1999, respectively, and each has been a portfolio manager with the Investment Manager for over five years.

          The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended September 30, 2000, the Fund accrued total compensation to the Investment Manager amounting to 0.75% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------

          The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

          The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


          The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.


          An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]

HOW TO BUY SHARES
-----------------


(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (877) 937-MSDW (toll-free) for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at:
www.msdwadvice.com/funds
(end sidebar)


          You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor. Your Financial Advisor or other authorized financial representative will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

          Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your

          Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

          When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

 (sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)


MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------------------------
                                                         MINIMUM INVESTMENT
                                                      --------------------------
INVESTMENT OPTIONS                                      INITIAL      ADDITIONAL
--------------------------------------------------------------------------------
  Regular Accounts                                      $1,000         $100
--------------------------------------------------------------------------------
  Individual Retirement Accounts:   Regular IRAs        $1,000         $100
                                    Education IRAs      $  500         $100
--------------------------------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)                                $     100*     $  100*
--------------------------------------------------------------------------------

* Provided your schedule of investments totals $1,000 in twelve months.


          There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor; (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.


          Investment Options for Certain Institutional and Other
          Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

          Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

          o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

          o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Income Builder Fund.

          o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.


[GRAPHIC OMITTED]

HOW TO EXCHANGE SHARES
----------------------

          Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.

          Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.


          Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling
          (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


          An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

          The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

          Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

          Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

          Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


          Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


          You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


          Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Dean Witter Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.


          CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.

          For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call
          (800) 869-NEWS.

[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------

          You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS               PROCEDURES
---------------------------------------------------------------------------------------------------------------------
  Contact Your        To sell your shares, simply call your Morgan Stanley Dean Witter Financial Advisor or other
  Financial Advisor   authorized financial representative.
                      -----------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]     Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
---------------------------------------------------------------------------------------------------------------------
  By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
 [GRAPHIC OMITTED]    o  your account number;
                      o  the dollar amount or the number of shares you wish to sell;
                      o  the Class of shares you wish to sell; and
                      o  the signature of each owner as it appears on the account.
                      -----------------------------------------------------------------------------------------------
                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                      -----------------------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City, NJ
                      07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                      -----------------------------------------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
---------------------------------------------------------------------------------------------------------------------
  Systematic          If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
  Withdrawal Plan     market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in
  [GRAPHIC OMITTED]   any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                      -----------------------------------------------------------------------------------------------
                      Amounts withdrawn are subject to any applicable CDSC.  A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                      Arrangements" section of this Prospectus.
                      -----------------------------------------------------------------------------------------------
                      To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Dean Witter
                      Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund
                      "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
---------------------------------------------------------------------------------------------------------------------

          Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

          Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

          Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

          Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

          Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.

          However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

          Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]

DISTRIBUTIONS
-------------

          The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments and income from stocks. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

(sidebar)
TARGETED DIVIDENDSSM
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)

          The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders quarterly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


          Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.



[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------

          As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

          Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

          o  The Fund makes distributions; and

          o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

          Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains no matter how long you have owned shares in the Fund.


          Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


          Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

          When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.


[GRAPHIC OMITTED]

SHARE CLASS ARRANGEMENTS
------------------------

          The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

          The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

          The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


                                                                                                    MAXIMUM
CLASS     SALES CHARGE                                                                         ANNUAL 12B-1FEE
---------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                                     0.25%
---------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years                  1.00%
---------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                                                           1.00%
---------------------------------------------------------------------------------------------------------------
  D       None                                                                                      None
---------------------------------------------------------------------------------------------------------------


          CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

          The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)


                                                         FRONT-END SALES CHARGE
                                            -----------------------------------------------
AMOUNT OF                                    PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                              OFFERING PRICE      OF NET AMOUNT INVESTED
-------------------------------------------------------------------------------------------
  Less than $25,000                                  5.25%                  5.54%
-------------------------------------------------------------------------------------------
  $25,000 but less than $50,000                      4.75%                  4.99%
-------------------------------------------------------------------------------------------
  $50,000 but less than $100,000                     4.00%                  4.17%
-------------------------------------------------------------------------------------------
  $100,000 but less than $250,000                    3.00%                  3.09%
-------------------------------------------------------------------------------------------
  $250,000 but less than $1 million                  2.00%                  2.04%
-------------------------------------------------------------------------------------------
  $1 million and over                                   0                      0
-------------------------------------------------------------------------------------------

          The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

          o A single account (including an individual, trust or fiduciary account).

          o Family member accounts (limited to husband, wife and children under the age of 21).

          o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

          o  Tax-exempt organizations.

          o Groups organized for a purpose other than to buy mutual fund shares.

          Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


          Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the Fund's minimum initial investment requirement.

          You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

          Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

          Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

          o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

          o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.


          o Qualified state tuition plans described in Section 529 of the Internal Revenue Code (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

          o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Morgan Stanley Dean Witter's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement ("MSDW Eligible Plans") which have at least 200 eligible employees.


          o An MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

          o A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

          o Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

          o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


          CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED
SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Dean Witter Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

                                                            CDSC AS A PERCENTAGE
            YEAR SINCE PURCHASE PAYMENT MADE                 OF AMOUNT REDEEMED
          ----------------------------------------------------------------------
            First                                                   5.0%
          ----------------------------------------------------------------------
            Second                                                  4.0%
          ----------------------------------------------------------------------
            Third                                                   3.0%
          ----------------------------------------------------------------------
            Fourth                                                  2.0%
          ----------------------------------------------------------------------
            Fifth                                                   2.0%
          ----------------------------------------------------------------------
            Sixth                                                   1.0%
          ----------------------------------------------------------------------
            Seventh and thereafter                                  None
          ----------------------------------------------------------------------

          Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


          CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

          o Sales of shares held at the time you die or become disabled
            (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.


          o Sales in connection with the following retirement plan "distributions:" (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age
            59 1/2; or (iii) a tax-free return
            of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

          o Sales of shares held for you as a participant in an MSDW Eligible Plan.


          o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.


          o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.

          All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

          Distribution Fee. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

          Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

          In the case of Class B shares held in an MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.

          Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

          If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

          Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


          For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

          In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


          CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

          Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.


          CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for certain MSDW Eligible Plans) and the following investor categories:

          o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

          o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.


          o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor. However, Class D shares are not offered for investments made through Section 529 plans (regardless of the size of the investment).


          o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

          o Certain unit investment trusts sponsored by Dean Witter Reynolds.


          o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

          o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


          Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares, you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

          NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

          PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information for the fiscal year ended September 30, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The financial highlights for the fiscal year ended September 30, 1999 and all periods presented prior thereto have been audited by other independent accountants.

                                                                                                                FOR THE PERIOD
                                                                FOR THE YEAR ENDED SEPTEMBER 30,                JULY 28, 1997*
                                                      -------------------------------------------------            THROUGH
                                                          2000               1999               1998          SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES++
 SELECTED PER SHARE DATA:
 Net asset value, beginning of period                    $10.98             $11.18             $12.81              $12.20
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                                    0.53               0.58               0.59                0.12
  Net realized and unrealized gain (loss)                 (0.26)              0.54              (1.12)               0.61
                                                         ------             ------             ------              ------
 Total income (loss) from investment operations            0.27               1.12              (0.53)               0.73
-----------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                                   (0.51)             (0.62)             (0.51)              (0.12)
  Net realized gain                                       (0.38)             (0.70)             (0.59)                --
                                                         ------             ------             ------              ------
 Total dividends and distributions                        (0.89)             (1.32)             (1.10)              (0.12)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $10.36             $10.98             $11.18              $12.81
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                             2.71%             10.15%             (4.67)%              5.95%(1)
-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  1.21%(3)           1.17%(3)           1.17%(3)            1.28%(2)
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                     4.92%(3)           5.02%(3)           4.61%(3)            5.77%(2)
-----------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                 $2,872            $12,541            $10,073              $1,047
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     38%                36%                58%                 74%
-----------------------------------------------------------------------------------------------------------------------------------

*     The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                             FOR THE YEAR ENDED SEPTEMBER 30,
                                                     -----------------------------------------------------------
                                                      2000++           1999++           1998++        1997**++
----------------------------------------------------------------------------------------------------------------
 CLASS B SHARES
 SELECTED PER SHARE DATA:
 Net asset value, beginning of period                $10.98           $11.18           $12.81          $10.23
----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                                0.44             0.50             0.50            0.46
  Net realized and unrealized gain (loss)             (0.23)            0.53            (1.11)           2.54
                                                     ------           ------           ------          ------
 Total income (loss) from investment operations        0.21             1.03            (0.61)           3.00
----------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                               (0.44)           (0.53)           (0.43)          (0.41)
  Net realized gain                                   (0.38)           (0.70)           (0.59)          (0.01)
                                                     ------           ------           ------          ------
 Total dividends and distributions                    (0.82)           (1.23)           (1.02)          (0.42)
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $10.37           $10.98           $11.18          $12.81
----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                         2.00%            9.31%           (5.29)%         29.83%
----------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------
 Expenses                                              1.97%(3)         1.90%(3)         1.80%(3)        1.85%
----------------------------------------------------------------------------------------------------------------
 Net investment income                                 4.16%(3)         4.29%(3)         3.98%(3)        4.16%
----------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $223,413        $348,070         $416,909        $358,973
----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  38%             36%              58%              74%
----------------------------------------------------------------------------------------------------------------

                                                     FOR THE PERIOD
                                                     JUNE 26, 1996*
                                                        THROUGH
                                                   SEPTEMBER 30, 1996
 CLASS B SHARES
 SELECTED PER SHARE DATA:
 Net asset value, beginning of period                 $10.00
----------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                                 0.08
  Net realized and unrealized gain (loss)               0.23
                                                      ------
 Total income (loss) from investment operations         0.31
----------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                                (0.08)
  Net realized gain                                      --
                                                      -----
 Total dividends and distributions                     (0.08)
----------------------------------------------------------------
 Net asset value, end of period                       $10.23
----------------------------------------------------------------
 TOTAL RETURN+                                          3.10%(1)
----------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------
 Expenses                                               2.25%(2)
----------------------------------------------------------------
 Net investment income                                  3.60%(2)
----------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------
 Net assets, end of period, in thousands            $148,142
----------------------------------------------------------------
 Portfolio turnover rate                                   7%(1)
----------------------------------------------------------------

*     Commencement of operations.

** Prior to July 28, 1997 the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                                                FOR THE PERIOD
                                                               FOR THE YEAR ENDED SEPTEMBER 30,                 JULY 28, 1997*
                                                        ---------------------------------------------              THROUGH
                                                          2000               1999               1998          SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
 CLASS C SHARES++
 SELECTED PER SHARE DATA:
 Net asset value, beginning of period                      $10.96           $11.16             $12.80              $12.20
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                                      0.44             0.48               0.50                0.10
  Net realized and unrealized gain (loss)                   (0.24)            0.55              (1.12)               0.61
                                                           ------           ------             ------               -----
 Total income (loss) from investment operations              0.20             1.03              (0.62)               0.71
-----------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                                     (0.44)           (0.53)             (0.43)              (0.11)
  Net realized gain                                         (0.38)           (0.70)             (0.59)               --
                                                           ------           ------             ------              ------
 Total dividends and distributions                          (0.82)           (1.23)             (1.02)              (0.11)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $10.34           $10.96             $11.16              $12.80
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                               2.01%            9.38%             (5.38)%              5.79%(1)
-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                    1.96%(3)         1.90%(3)           1.92%(3)            1.98%(2)
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                       4.17%(3)         4.29%(3)           3.86%(3)            4.61%(2)
-----------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                  $25,594          $40,859             $5,630                $987
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                       38%              36%                58%                 74%
-----------------------------------------------------------------------------------------------------------------------------------

*     The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                                                FOR THE PERIOD
                                                               FOR THE YEAR ENDED SEPTEMBER 30,                 JULY 28, 1997*
                                                        ---------------------------------------------              THROUGH
                                                          2000               1999               1998          SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
 CLASS D SHARES++
 SELECTED PER SHARE DATA:
 Net asset value, beginning of period                   $10.99              $11.18             $12.82              $12.20
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                                   0.54                0.60               0.64                0.12
  Net realized and unrealized gain (loss)                (0.24)               0.55              (1.15)               0.62
                                                        ------              ------          ---------          ---------
 Total income (loss) from investment operations           0.30                1.15              (0.51)               0.74
-----------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                                  (0.55)              (0.64)             (0.54)              (0.12)
  Net realized gain                                      (0.38)              (0.70)             (0.59)               --
                                                        ------              ------             ------          ---------
 Total dividends and distributions                       (0.93)              (1.34)             (1.13)              (0.12)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $10.36              $10.99             $11.18              $12.82
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                            2.98%              10.51%             (4.46)%              5.98%(1)
-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 0.97%(3)            0.93%(3)           0.92%(3)            0.96%(2)
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    5.16%(3)            5.26%(3)           4.86%(3)            5.41%(2)
-----------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                  $712                $740               $618                 $21
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    38%                 36%                58%                 74%
-----------------------------------------------------------------------------------------------------------------------------------

*     The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS

          The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!


--------------------------------------------------------------------------------------------------------------
GROWTH FUNDS           GROWTH FUNDS                             THEME FUNDS
                       Aggressive Equity Fund                   Financial Services Trust
                       American Opportunities Fund              Health Sciences Trust
                       Capital Growth Securities                Information Fund
                       Developing Growth Securities             Natural Resource Development Securities
                       Growth Fund                              Technology Fund
                       Market Leader Trust
                       Mid-Cap Equity Trust                     GLOBAL/INTERNATIONAL FUNDS
                       New Discoveries Fund                     Competitive Edge Fund - "Best Ideas" Portfolio
                       Next Generation Trust                    European Growth Fund
                       Small Cap Growth Fund                    Fund of Funds - International Portfolio
                       Special Value Fund                       International Fund
                       Tax-Managed Growth Fund                  International SmallCap Fund
                       21st Century Trend Fund                  Japan Fund
                                                                Latin American Growth Fund
                                                                Pacific Growth Fund
--------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND   Balanced Growth Fund                     Total Market Index Fund
                       Balanced Income Fund                     Total Return Trust
                       Convertible Securities Trust             Value Fund
                       Dividend Growth Securities               Value-Added Market Series/Equity Portfolio
                       Equity Fund
                       Fund of Funds - Domestic Portfolio       THEME FUNDS
                       Income Builder Fund                      Real Estate Fund
                       S&P 500 Index Fund                       Utilities Fund
                       S&P 500 Select Fund
                       Strategist Fund                          GLOBAL FUNDS
                                                                Global Dividend Growth Securities
                                                                Global Utilities Fund
--------------------------------------------------------------------------------------------------------------
INCOME FUNDS           GOVERNMENT INCOME FUNDS                  GLOBAL INCOME FUNDS
                       Federal Securities Trust                 North American Government Income Trust
                       Short-Term U.S. Treasury Trust           World Wide Income Trust
                       U.S. Government Securities Trust
                       DIVERSIFIED INCOME FUNDS                 TAX-FREE INCOME FUNDS
                       Diversified Income Trust                 California Tax-Free Income Fund
                                                                Hawaii Municipal Trust(FSC)
                       CORPORATE INCOME FUNDS                   Limited Term Municipal Trust(NL)
                       High Yield Securities                    Multi-State Municipal Series Trust(FSC)
                       Intermediate Income Securities           New York Tax-Free Income Fund
                       Short-Term Bond Fund(NL)                 Tax-Exempt Securities Trust
--------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS     TAXABLE MONEY MARKET FUNDS               TAX-FREE MONEY MARKET FUNDS
                       Liquid Asset Fund(MM)                    California Tax-Free Daily Income Trust(MM)
                       U.S. Government Money Market Trust(MM)   New York Municipal Money Market Trust(MM)
                                                                Tax-Free Daily Income Trust(MM)

There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                  PROSPECTUS - NOVEMBER 30, 2000

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:


                            WWW.MSDWADVICE.COM/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


TICKER SYMBOLS:

  Class A:  INBAX          Class C:  INBCX
-------------------      --------------------
  Class B:  INBBX          Class D:  INBDX
-------------------      --------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7575)


MORGAN STANLEY DEAN WITTER



                                                             INCOME BUILDER FUND



[GRAPHIC OMITTED]





                                                    A MUTUAL FUND WHOSE PRIMARY
                                                 INVESTMENT OBJECTIVE IS TO SEEK
                                                        REASONABLE INCOME; AS A
                                                   SECONDARY OBJECTIVE, THE FUND
                                                         SEEKS GROWTH OF CAPITAL

STATEMENT OF ADDITIONAL INFORMATION                   MORGAN STANLEY DEAN WITTER
                                                      INCOME BUILDER FUND


November 30, 2000
--------------------------------------------------------------------------------
       This Statement of Additional Information is not a Prospectus. The Prospectus (dated November 30, 2000) for Morgan Stanley Dean Witter Income Builder Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.





Morgan Stanley Dean Witter Income Builder Fund
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History .....................................................  4
II.   Description of the Fund and Its Investments and Risks ............  4
II.   Description of the Fund and Its Investments and Risks ............  4
        A. Classification ..............................................  4
        B. Investment Strategies and Risks .............................  4
        C. Fund Policies/Investment Restrictions .......................  7
III.  Management of the Fund ...........................................  8
        A. Board of Trustees ...........................................  8
        B. Management Information ......................................  8
        C. Compensation ................................................ 13
IV.   Control Persons and Principal Holders of Securities .............. 15
V.    Investment Management and Other Services ......................... 15
        A. Investment Manager .......................................... 15
        B. Principal Underwriter ....................................... 16
        C. Services Provided by the Investment Manager ................. 16
        D. Dealer Reallowances ......................................... 17
        E. Rule 12b-1 Plan ............................................. 17
        F.   Other Service Providers ................................... 21
        G.  Codes of Ethics ............................................ 22
VI.   Brokerage Allocation and Other Practices ......................... 22
        A. Brokerage Transactions ...................................... 22
        B. Commissions ................................................. 22
        C. Brokerage Selection ......................................... 23
        D. Directed Brokerage .......................................... 24
        E. Regular Broker-Dealers ...................................... 24
VII.  Capital Stock and Other Securities ............................... 24
VIII. Purchase, Redemption and Pricing of Shares ....................... 25
        A. Purchase/Redemption of Shares ............................... 25
        B. Offering Price .............................................. 25
IX.   Taxation of the Fund and Shareholders ............................ 26
X.    Underwriters ..................................................... 28
XI.   Calculation of Performance Data .................................. 28
XII.  Financial Statements ............................................. 30

                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York.

     "Dean Witter Reynolds" - Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Distributor" - Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Financial Advisors" - Morgan Stanley Dean Witter authorized financial services representatives.

     "Fund" - Morgan Stanley Dean Witter Income Builder Fund, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Investment Manager" - Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

     "Morgan Stanley Dean Witter Funds" - Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.

     "MSDW" - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

     "MSDW Services Company" - Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on March 21, 1996, with the name Dean Witter Income Builder Fund. On June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Income Builder Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose primary investment objective is to seek reasonable income. As a secondary objective, the Fund seeks growth of capital.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses.

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. Such securities include:

     U.S. or Foreign Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the two highest grades by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.


C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment (unless otherwise noted); and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


     The Fund will:

     1. As a primary objective, seek reasonable income.

     2. As a secondary objective, seek growth of capital.

     The Fund may not:

     1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

     2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

     3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

     5. Invest in securities of any issuer if in the exercise of reasonable diligence, the Fund has determined that any officer or trustee/director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     6. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     7. Purchase or sell commodities.

     8. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     9. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    10. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

    11. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings.

    12. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money; (c) purchasing any securities on a when-issued or delayed delivery basis; or (d) lending portfolio securities.

    13. Make loans of money or securities, except by: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) investment in repurchase agreements; or (c) lending its portfolio securities.

    14. Make short sales of securities.

    15. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities.

    16. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

    17. Invest for the purpose of exercising control or management of any other issuer.

     In addition, as non-fundamental policies, the Fund will not invest in options or futures contracts or in more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION


     Trustees and Officers. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the

Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Dean Witter Funds (there were 93 such Funds as of the calendar year ended December 31, 1999), are shown below.




 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Michael Bozic (59) ........................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; formerly Vice Chairman of
c/o Mayer, Brown & Platt                      Kmart Corporation (December 1998-October
Counsel to the Independent Trustees           2000), Chairman and Chief Executive Officer of
1675 Broadway                                 Levitz Furniture Corporation (November 1995-
New York, New York                            November 1998) and President and Chief
                                              Executive Officer of Hills Department Stores (May
                                              1991-July 1995); formerly variously Chairman,
                                              Chief Executive Officer, President and Chief
                                              Operating Officer (1987-1991) of the Sears
                                              Merchandise Group of Sears, Roebuck and Co.;
                                              Director of Weirton Steel Corporation.

Charles A. Fiumefreddo* (67) ..............   Chairman, Director or Trustee and Chief Executive
Chairman of the Board,                        Officer of the Morgan Stanley Dean Witter Funds;
Chief Executive Officer and Trustee           formerly Chairman, Chief Executive Officer and
Two World Trade Center                        Director of the Investment Manager, the Distributor
New York, New York                            and MSDW Services Company; Executive Vice
                                              President and Director of Dean Witter Reynolds;
                                              Chairman and Director of the Transfer Agent;
                                              formerly Director and/or officer of various MSDW
                                              subsidiaries (until June 1998).

Edwin J. Garn (68) ........................   Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; formerly United States Senator (R-
c/o Summit Ventures LLC                       Utah) (1974-1992) and Chairman, Senate Banking
1 Utah Center                                 Committee (1980-1986); formerly Mayor of Salt
201 S. Main Street                            Lake City, Utah (1971-1974); formerly Astronaut,
Salt Lake City, Utah                          Space Shuttle Discovery (April 12-19, 1985); Vice
                                              Chairman, Huntsman Corporation (chemical
                                              company); Director of Franklin Covey (time
                                              management systems), BMW Bank of North
                                              America, Inc. (industrial loan corporation), United
                                              Space Alliance (joint venture between Lockheed
                                              Martin and the Boeing Company) and Nuskin Asia
                                              Pacific (multilevel marketing); member of the Utah
                                              Regional Advisory Board of Pacific Corp.; member
                                              of the board of various civic and charitable
                                              organizations.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Wayne E. Hedien (66) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; Director of The PMI Group,
c/o Mayer, Brown & Platt                      Inc. (private mortgage insurance); Trustee and
Counsel to the Independent Trustees           Vice Chairman of The Field Museum of Natural
1675 Broadway                                 History; formerly associated with the Allstate
New York, New York                            Companies (1966-1994), most recently as
                                              Chairman of The Allstate Corporation (March
                                              1993-December 1994) and Chairman and Chief
                                              Executive Officer of its wholly-owned subsidiary,
                                              Allstate Insurance Company (July 1989-December
                                              1994); director of various other business and
                                              charitable organizations.

James F. Higgins* (52) ....................   Chairman of the Private Client Group of MSDW
Trustee                                       (since August 2000); Director of the Transfer Agent
Two World Trade Center                        and Dean Witter Realty Inc.; Director or Trustee of
New York, New York                            the Morgan Stanley Dean Witter Funds (since
                                              June 2000); previously President and Chief
                                              Operating Officer of the Private Client Group of
                                              MSDW (May 1999-August 2000), President and
                                              Chief Operating Officer of Individual Securities of
                                              MSDW (February 1997-May 1999), President and
                                              Chief Operating Officer of Dean Witter Financial
                                              (1989-1995) and Director (1985-1997) of Dean
                                              Witter Reynolds.

Dr. Manuel H. Johnson (51) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Chairman of the Audit
Washington, D.C.                              Committee and Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Director of Greenwich
                                              Capital Markets, Inc. (broker-dealer), Independence
                                              Standards Board (private sector organization
                                              governing independence of auditors) and NVR,
                                              Inc. (home construction); Chairman and Trustee of
                                              the Financial Accounting Foundation (oversight
                                              organization of the Financial Accounting Standards
                                              Board); formerly Vice Chairman of the Board of
                                              Governors of the Federal Reserve System and
                                              Assistant Secretary of the U.S. Treasury.

Michael E. Nugent (64) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                     Committee and Director or Trustee of the Morgan
237 Park Avenue                               Stanley Dean Witter Funds; formerly Vice
New York, New York                            President, Bankers Trust Company and BT Capital
                                              Corporation; director of various business
                                              organizations.

Philip J. Purcell* (57) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of MSDW, Dean Witter Reynolds
1585 Broadway                                 and Novus Credit Services Inc.; Director of the
New York, New York                            Distributor; Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Director of American
                                              Airlines, Inc. and its parent company, AMR
                                              Corporation; Director and/or officer of various
                                              MSDW subsidiaries.

 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   -----------------------------------------------------
John L. Schroeder (70) ....................   Retired; Chairman of the Derivatives Committee
Trustee                                       and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                      Dean Witter Funds; Director of Citizens
Counsel to the Independent Trustees           Communications Company (telecommunications
1675 Broadway                                 company); formerly Executive Vice President and
New York, New York                            Chief Investment Officer of the Home Insurance
                                              Company (August 1991-September 1995).

Mitchell M. Merin (47) ....................   President and Chief Operating Officer of Asset
President                                     Management of MSDW (since December 1998);
Two World Trade Center                        President and Director (since April 1997) and Chief
New York, New York                            Executive Officer (since June 1998) of the
                                              Investment Manager and MSDW Services
                                              Company; Chairman, Chief Executive Officer and
                                              Director of the Distributor (since June 1998);
                                              Chairman and Chief Executive Officer (since June
                                              1998) and Director (since January 1998) of the
                                              Transfer Agent; Director of various MSDW
                                              subsidiaries; President of the Morgan Stanley Dean
                                              Witter Funds (since May 1999), Trustee of various
                                              Van Kampen investment companies (since
                                              December 1999); previously Chief Strategic Officer
                                              of the Investment Manager and MSDW Services
                                              Company and Executive Vice President of the
                                              Distributor (April 1997-June 1998), Vice President
                                              of the Morgan Stanley Dean Witter Funds (May
                                              1997-April 1999), and Executive Vice President of
                                              Dean Witter, Discover & Co.

Barry Fink (45) ...........................   General Counsel of Asset Management of MSDW
Vice President,                               (since May 2000); Executive Vice President (since
Secretary and General Counsel                 December 1999) and Secretary and General
Two World Trade Center                        Counsel (since February 1997) and Director (since
New York, New York                            July 1998) of the Investment Manager and MSDW
                                              Services Company; Vice President, Secretary and
                                              General Counsel of the Morgan Stanley Dean
                                              Witter Funds (since February 1997); Vice President
                                              and Secretary of the Distributor; previously, Senior
                                              Vice President (March 1997-December 1999), First
                                              Vice President, Assistant Secretary and Assistant
                                              General Counsel of the Investment Manager and
                                              MSDW Services Company.

Paul D. Vance (64) ........................   Senior Vice President and Director of the Growth
Vice President                                and Income Group of the Investment Manager;
Two World Trade Center                        Vice President of various Morgan Stanley Dean
New York, New York                            Witter Funds.

Peter M. Avelar (42) ......................   Senior Vice President and Director of the High
Vice President                                Yield Group of the Investment Manager; Vice
Two World Trade Center                        President of various Morgan Stanley Dean Witter
New York, New York                            Funds.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Catherine Maniscalco (37) .................   Vice President (since June 1997) and a portfolio
Vice President                                manager with the Investment Manager for over five
Two World Trade Center                        years.
New York, New York

Thomas F. Caloia (54) .....................   First Vice President and Assistant Treasurer of the
Treasurer                                     Investment Manager, the Distributor and MSDW
Two World Trade Center                        Services Company; Treasurer of the Morgan
New York, New York                            Stanley Dean Witter Funds.


----------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.



     In addition, Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, Robert S. Giambrone, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, and Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, are Vice Presidents of the Fund.

     In addition, Marilyn K. Cranney, Todd Lebo, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and Natasha Kassian, Assistant Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.


     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.


     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.


     The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.



     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended September 30, 2000.


                                FUND COMPENSATION



                                       Aggregate
                                     Compensation
Name of Independent Trustee          From the Fund
-------------------------------     --------------
Michael Bozic .................         $1,550
Edwin J. Garn .................          1,600
Wayne E. Hedien ...............          1,600
Dr. Manuel H. Johnson .........          2,350
Michael E. Nugent .............          2,100
John L. Schroeder .............          2,050

     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1999 for services to the 93 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1999.


            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS



                                               TOTAL CASH
                                              COMPENSATION
                                             FOR SERVICES TO
                                                93 MORGAN
                                              STANLEY DEAN
NAME OF INDEPENDENT TRUSTEE                   WITTER FUNDS
-------------------------------              ---------------
Michael Bozic ..............................    $134,600
Edwin J. Garn ..............................     138,700
Wayne E. Hedien ............................     138,700
Dr. Manuel H. Johnson ......................     208,638
Michael E. Nugent ..........................     193,324
John L. Schroeder ..........................     193,324

     As of the date of this Statement of Additional Information, 55 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 55 Morgan Stanley Dean Witter Funds (not including the Fund) for the year ended December 31, 1999, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1999.


-------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

   Retirement Benefits From the Fund and All Morgan Stanley Dean Witter Funds



                                      FOR ALL ADOPTING FUNDS
                                  -------------------------------    RETIREMENT       ESTIMATED
                                     ESTIMATED                        BENEFITS         ANNUAL
                                     CREDITED                        ACCRUED AS     BENEFITS UPON
                                     YEARS OF         ESTIMATED       EXPENSES       RETIREMENT
                                    SERVICE AT       PERCENTAGE        BY ALL         FROM ALL
                                    RETIREMENT       OF ELIGIBLE      ADOPTING        ADOPTING
NAME OF INDEPENDENT TRUSTEE        (MAXIMUM 10)     COMPENSATION        FUNDS         FUNDS(2)
-------------------------------   --------------   --------------   ------------   --------------
Michael Bozic .................         10              60.44%         $20,933         $50,588
Edwin J. Garn .................         10              60.44           31,737          50,675
Wayne E. Hedien ...............          9              51.37           39,566          43,000
Dr. Manuel H. Johnson .........         10              60.44           13,129          75,520
Michael E. Nugent .............         10              60.44           23,175          67,209
John L. Schroeder .............          8              50.37           41,558          52,994


----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 14.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class A shares of the Fund as of November 9, 2000: Morgan Stanley Dean Witter Trust FSB, Trustee for Chattanooga Housing Authority Retirement Plan, P.O. Box 957, Jersey City, N.J. 07303-0957 - 18.649%; James P. Slavin, 258 Seaview St., Melbourne Beach, FL 32951-3475 - 9.618%; and Jean J. Cone, Trustee for the Wade H. Cone & Jean J. Cone Family Trust dtd. 9-10-80, 518 Ridgeview Ct, Pleasant Hill, CA 94523-1024
- 5.735%. The following owned 5% or more of the outstanding Class D shares of the Fund as of November 9, 2000: Morgan Stanley Dean Witter Trust FSB, Agent for American Baptist Homes Foundation of the West Inc., Trustee FBO Gift Annuity, P.O. Box 503, Jersey City, N.J. 07311 - 59.342%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million; and 0.725% to the portion of daily net assets exceeding $500 million. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended September 30, 1998, 1999 and 2000, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $3,387,158, $3,213,769 and $2,388,886, respectively.


     The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.


     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.


     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER


     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objectives.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.



     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.


     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B.


     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal years ended September 30, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                              2000                   1999                   1998
                      -------------------   ---------------------   --------------------
Class A ...........   FSCs:(1) $ 13,117     FSCs:(1) $   15,164     FSCs:(1) $   99,718
                      CDSCs: $      0       CDSCs: $        0       CDSCs: $        0
Class B ...........   CDSCs: $879,018       CDSCs: $1,174,157       CDSCs: $1,076,184
Class C. ..........   CDSCs: $  1,420       CDSCs: $    4,337       CDSCs: $    4,960


----------
(1)   FSCs apply to Class A only.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended September 30, 2000, of $2,776,290. This amount is equal to 1.00% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended September 30, 2000, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $17,265 and $322,264, respectively, which amounts are equal to 0.24% and 0.99% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.


     With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee or MSDW's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("MSDW Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.


     With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by MSDW Eligible Plans, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.


     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program, the Investment Manager compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program).

     The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds' Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Dean Witter Reynolds' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund sold after January 1, 2000 and held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or MSDW's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     For the first year only, the retention fee is paid on any shares of the Fund sold after January 1, 2000 and held by shareholders on December 31, 2000.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended September 30, 2000 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $33,423,716 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 11.92% ($3,985,684)-advertising and promotional expenses; (ii) 0.78% ($260,633)-printing of prospectuses for distribution to other than current shareholders; and (iii) 87.30% ($29,177,399)-other expenses, including the gross sales credit and the carrying charge, of which 9.81% ($2,862,926) represents carrying charges, 37.00% ($10,796,054) represents commission credits to Dean Witter Reynolds' branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 52.38% ($15,281,372) represents overhead and other branch office distribution-related expenses and 0.81% ($237,047) represents excess distribution expenses of TCW/DW Income and Growth Fund, the net assets of which were combined with those of the Fund on June 28, 1999, pursuant to an Agreement and Plan of Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended September 30, 2000 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $16,457,049 as of September 30, 2000 (the end of the Fund's fiscal year), which was equal to 7.37% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent calendar year in the case of Class A or Class C at December 31, 1999 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds' branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS

  (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.

  (2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the Fund's assets. Any of the Fund's cash balances with either Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


  (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining share-holder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.



G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended September 30, 1998, 1999 and 2000, the Fund paid a total of $314,715, $355,292 and $521,907, respectively, in brokerage commissions.



B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.


     During the fiscal years ended September 30, 1998, 1999 and 2000, the Fund did not effect any principal transactions with Dean Witter Reynolds.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commis-sions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended September 30, 1998, 1999 and 2000, the Fund paid a total of $141,296, $131,414 and $128,749, respectively, in brokerage commissions to Dean Witter Reynolds. During the fiscal year ended September 30, 2000, the brokerage commissions paid to Dean Witter Reynolds represented approximately 24.67% of the total commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 34.49% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

     During the fiscal years ended September 30, 1998, 1999 and 2000, the Fund paid a total of $6,600, $0 and $17,425, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended September 30, 2000, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 3.34% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 3.74% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

     The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the relevant funds and/or client accounts involved and the number of shares available from the public offering.


D. DIRECTED BROKERAGE


     During the fiscal year ended September 30, 2000, the Fund paid $358,509 in brokerage commissions in connection with transactions in the aggregate amount of $165,138,696 to brokers because of research services provided.



E. REGULAR BROKER-DEALERS


     During the fiscal year ended September 30, 2000, the Fund purchased securities issued by Bank of America Corp., which issuer was among the ten brokers or ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At September 30, 2000, the Fund held securities issued by Bank of America Corp. in the following amount; $3,142,500.




VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.



VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.


     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Dean Witter Reynolds, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Dean Witter Reynolds may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.



B. OFFERING PRICE


     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Investment Management and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.


     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


     Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax- exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.



     Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Fund engages in options and futures transactions, various tax rules may accelerate or defer recognition of certain gains and losses, change the character of certain gains or losses, or alter the holding period of other investments held by the Fund. The application of these rules would therefore also affect the amount, timing and character of distributions made by the Fund.

     The Fund's foreign currency gains or losses from forward contracts, futures contracts that are not "regulated futures contracts," and unlisted options, and certain other foreign currency gains or losses derived with respect to fixed-income securities, are treated as ordinary income or loss. In general, such foreign currency gains or losses will increase or decrease the amount of the Fund's income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such foreign currency losses exceed other ordinary income during a taxable year, the Fund would not be able to make ordinary income distributions for the year.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. In addition, if the Fund invests in an equity security of a non-U.S. corporation classified as a "passive foreign investment company" for U.S. tax purposes, the application of certain technical tax provisions applying to investments in such companies may result in the Fund being required to accrue income in respect of the security without any receipt of cash attributable to such income. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.


     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The maximum tax rate on long-term capital gains realized by non-corporate shareholders is 20%.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.


     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.


     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.


     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is 20%. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."



XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------
     From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment

(which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class B for the one year period ended September 30, 2000 and for the period June 26, 1996 (commencement of operations) through September 30, 2000 were -2.72% and 8.09%, respectively. The average annual total returns of Class A for the fiscal year ended September 30, 2000 and for the period July 28, 1997 (inception of the Class) through September 30, 2000 were -2.68% and 2.53%, respectively. The average annual total returns of Class C for the fiscal year ended September 30, 2000 and for the period July 28, 1997 (inception of the Class) through September 30, 2000 were 1.07% and 3.54%, respectively. The average annual total returns of Class D for the fiscal year ended September 30, 2000 and for the period July 28, 1997 (inception of the Class) through September 30, 2000 were 2.98% and 4.56%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year period ended September 30, 2000 and for the period June 26, 1996 (commencement of operations) through September 30, 2000 were 2.00% and 8.46%, respectively. The average annual total returns of Class A for the fiscal year ended September 30, 2000 and for the period July 28, 1997 through September 30, 2000 were 2.71% and 4.29%, respectively. The average annual total returns of Class C for the fiscal year ended September 30, 2000 and for the period July 28, 1997 through September 30, 2000 were 2.01% and 3.54%, respectively. The average annual total returns of Class D for the fiscal year ended September 30, 2000 and for the period July 28, 1997 through September 30, 2000 were 2.98% and 4.56%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on this calculation, the total returns for Class B for the one year period ended September 30, 2000 and for the period June 26, 1996 (commencement of operations) through September 30, 2000 were 2.00% and 41.35%, respectively. The total returns of Class A for the fiscal year ended September 30, 2000 and for the period July 28, 1997 through September 30, 2000 were 2.71% and 14.27%, respectively. The total returns of Class C for the fiscal year ended September 30, 2000 and for the period July 28, 1997 through September 30, 2000 were 2.01% and 11.70%, respectively. The total returns of Class D for the fiscal year ended September 30, 2000 and for the period July 28, 1997 through September 30, 2000 were 2.98% and 15.23%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at September 30, 2000:

                                     INVESTMENT AT INCEPTION OF:
                                 ----------------------------------
                    INCEPTION
CLASS                 DATE:       $10,000     $50,000     $100,000
-----------------   ----------   ---------   ---------   ----------
Class A .........    07/28/97     $10,827     $54,850     $110,842
Class B .........    06/26/96      14,135      70,675      141,350
Class C .........    07/28/97      11,170      55,850      111,700
Class D .........    07/28/97      11,523      57,615      115,230


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended September 30, 2000 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 2000



 NUMBER OF
  SHARES                                                       VALUE
-----------------------------------------------------------------------
             COMMON STOCKS AND RIGHTS (48.9%)
             Auto Parts: O.E.M. (2.4%)
 190,000     Delphi Automotive Systems Corp. ..........   $  2,873,750
  60,000     Johnson Controls, Inc. ...................      3,191,250
                                                          ------------
                                                             6,065,000
                                                          ------------
             Beverages: Alcoholic (1.2%)
  70,000     Anheuser-Busch Companies, Inc. ...........      2,961,875
                                                          ------------
             Chemicals: Major Diversified (1.1%)
 115,000     Dow Chemical Co. .........................      2,867,812
                                                          ------------
             Construction Materials (1.0%)
  60,000     Vulcan Materials Co. .....................      2,411,250
                                                          ------------
             Electric Utilities (5.1%)
  55,000     Dominion Resources, Inc. .................      3,193,437
  50,000     FPL Group, Inc. ..........................      3,287,500
  70,000     Reliant Energy, Inc. .....................      3,255,000
 110,000     TECO Energy, Inc. ........................      3,162,500
                                                          ------------
                                                            12,898,437
                                                          ------------
             Electrical Products (1.2%)
  45,000     Emerson Electric Co. .....................      3,015,000
                                                          ------------
             Electronic Equipment/Instruments (1.9%)
  80,000     Rockwell International Corp. .............      2,420,000
 165,000     Xerox Corp. ..............................      2,485,312
                                                          ------------
                                                             4,905,312
                                                          ------------
             Electronics/Appliances (0.9%)
  60,000     Whirlpool Corp. ..........................      2,332,500
                                                          ------------
             Finance/Rental/Leasing (2.3%)
  45,000     Fannie Mae ...............................      3,217,500
 135,500     Ryder System, Inc. .......................      2,498,281
                                                          ------------
                                                             5,715,781
                                                          ------------
             Food Distributors (1.1%)
 190,000     Supervalu, Inc. ..........................      2,861,875
                                                          ------------
             Food: Major Diversified (1.2%)
 155,000     Sara Lee Corp. ...........................      3,148,437
                                                          ------------
             Food: Meat/Fish/Dairy (1.2%)
 155,000     ConAgra, Inc. ............................      3,109,687
                                                          ------------
             Industrial Conglomerates (1.2%)
  82,000     Honeywell International, Inc. ............      2,921,250
                                                          ------------


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 2000, continued



 NUMBER OF
  SHARES                                                           VALUE
---------------------------------------------------------------------------
             Industrial Specialties (1.2%)
  75,000     PPG Industries, Inc. .........................   $  2,976,562
                                                              ------------
             Life/Health Insurance (1.1%)
  60,000     Lincoln National Corp. .......................      2,887,500
                                                              ------------
             Major Banks (3.4%)
  60,000     Bank of America Corp. ........................      3,142,500
  60,000     Chase Manhattan Corp. ........................      2,771,250
  70,000     FleetBoston Financial Corp. ..................      2,730,000
                                                              ------------
                                                                 8,643,750
                                                              ------------
             Major Telecommunications (2.4%)
  94,500     AT&T Corp. ...................................      2,775,938
  70,000     Verizon Communications .......................      3,390,625
                                                              ------------
                                                                 6,166,563
                                                              ------------
             Motor Vehicles (1.1%)
 110,000     Ford Motor Co. ...............................      2,784,375
                                                              ------------
             Oil & Gas Production (1.3%)
  51,000     Kerr-McGee Corp. .............................      3,378,750
                                                              ------------
             Oil Refining/Marketing (2.3%)
  80,000     Ashland, Inc. ................................      2,695,000
 125,000     Ultramar Diamond Shamrock Corp. ..............      3,171,875
                                                              ------------
                                                                 5,866,875
                                                              ------------
             Pharmaceuticals: Major (2.6%)
  45,000     Merck & Co., Inc. ............................      3,349,688
  70,000     Schering-Plough Corp. ........................      3,255,000
                                                              ------------
                                                                 6,604,688
                                                              ------------
             Real Estate Investment Trusts (9.1%)
  70,000     Archstone Communities Trust ..................      1,719,375
  35,000     Avalonbay Communities, Inc. ..................      1,669,063
  40,000     Boston Properties, Inc. ......................      1,717,500
  75,000     Duke-Weeks Realty Corp. ......................      1,809,375
  55,000     Equity Office Properties Trust ...............      1,708,438
  40,000     Equity Residential Properties Trust ..........      1,920,000
  60,000     First Industrial Realty Trust, Inc. ..........      1,845,000
  85,000     Healthcare Realty Trust, Inc. ................      1,795,625
  70,000     Mack-Cali Realty Corp. .......................      1,973,125
  85,000     MeriStar Hospitality Corp. ...................      1,721,250
  70,000     Reckson Associates Realty Corp. ..............      1,785,000
  75,000     Simon Property Group, Inc. ...................      1,757,813
  45,000     Vornado Realty Trust .........................      1,670,625
                                                              ------------
                                                                23,092,189
                                                              ------------


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 2000, continued



 NUMBER OF
  SHARES                                                                   VALUE
------------------------------------------------------------------------------------
           Savings Banks (1.3%)
  80,000   Washington Mutual, Inc. ................................... $  3,185,000
                                                                       ------------
           Tobacco (1.1%)
  95,000   Philip Morris Companies, Inc. .............................    2,796,563
                                                                       ------------
           TOTAL COMMON STOCKS AND RIGHTS
           (Cost $122,350,310)........................................  123,597,031
                                                                       ------------
           CONVERTIBLE PREFERRED STOCKS (11.1%)
           Auto Parts: O.E.M. (0.0%)
  94,000   BTI Capital Trust $3.25 - 144A*............................       11,750
                                                                       ------------
           Containers/Packaging (0.1%)
   4,900   Sealed Air Corp. (Series A) $2.00..........................      220,500
                                                                       ------------
           Household/Personal Care (1.0%)
  38,500   Estee Lauder Co. $3.80.....................................    2,497,687
                                                                       ------------
           Industrial Machinery (0.5%)
  69,000   Ingersoll-Rand Co. $1.688..................................    1,242,000
                                                                       ------------
           Major Banks (1.6%)
 155,900   National Australia Bank, Ltd. $1.97 (Australia) (Units)+ ..    3,946,219
                                                                       ------------
           Movies/Entertainment (0.4%)
  30,000   Six Flags, Inc. $4.05......................................      945,000
                                                                       ------------
           Oil Refining/Marketing (0.8%)
 200,000   Tesoro Petroleum Corp. $1.16...............................    2,100,000
                                                                       ------------
           Publishing: Books/Magazines (0.9%)
  70,000   Reader's Digest Association, Inc $1.93.....................    2,170,000
                                                                       ------------
           Railroads (0.6%)
  37,200   Union Pacific Capital Trust $3.13..........................    1,507,902
                                                                       ------------
           Real Estate Investment Trusts (0.8%)
  70,000   SL Green Realty Corp. $2.00................................    2,100,000
                                                                       ------------
           Regional Banks (3.4%)
 126,500   CNB Capital Trust I $1.50..................................    4,822,813
 120,700   WBK Strypes Trust $3.14....................................    3,854,856
                                                                       ------------
                                                                          8,677,669
                                                                       ------------
           Tools/Hardware (1.0%)
 109,700   Metromedia International Group, Inc. $3.63.................    2,495,675
                                                                       ------------
           TOTAL CONVERTIBLE PREFERRED STOCKS
           (Cost $35,302,458).........................................   27,914,402
                                                                       ------------


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 2000, continued



 PRINCIPAL
 AMOUNT IN                                                      COUPON      MATURITY
 THOUSANDS                                                       RATE         DATE            VALUE
-----------------------------------------------------------------------------------------------------
              CONVERTIBLE BONDS (14.6%)
              Apparel/Footwear Retail (1.2%)
  $ 3,160     Genesco Inc. ................................   5.50 %       04/15/05     $  3,054,330
                                                                                        ------------
              Auto Parts: O.E.M. (0.9%)
      300     Magna International, Inc. (Canada) -
              144A* .......................................   4.875        02/15/05          273,012
    3,000     MascoTech, Inc. .............................   4.50         12/15/03        2,040,000
                                                                                        ------------
                                                                                           2,313,012
                                                                                        ------------
              Biotechnology (0.7%)
      810     Athena Neurosciences, Inc. - 144A* ..........   4.75         11/15/04        1,276,997
      180     Johnson & Johnson - 144A* ...................   4.75         02/15/05          229,911
      165     Johnson & Johnson ...........................   4.75         02/15/05          210,751
                                                                                        ------------
                                                                                           1,717,659
                                                                                        ------------
              Broadcasting (0.6%)
    1,400     Clear Channel Communications, Inc. ..........   2.625        04/01/03        1,549,828
                                                                                        ------------
              Cable/Satellite TV (1.0%)
    1,975     EchoStar Communications Corp. ...............   4.875        01/01/07        2,628,468
                                                                                        ------------
              Contract Drilling (0.2%)
      440     Diamond Offshore Drilling, Inc. .............   3.75         02/15/07          491,643
                                                                                        ------------
              Electronic Components (0.6%)
    1,925     Solectron Corp. - 144A* .....................   0.00         01/27/19        1,423,133
                                                                                        ------------
              Electronic Equipment/Instruments (0.8%)
    2,000     SCI Systems, Inc. ...........................   3.00         03/15/07        2,034,560
                                                                                        ------------
              Electronic Production Equipment (0.7%)
    1,690     Photronics Inc. .............................   6.00         06/01/04        1,698,112
                                                                                        ------------
              Hospital/Nursing Management (0.2%)
    1,295     Emeritus Corp. - 144A* ......................   6.25         01/01/06          491,310
      105     Sunrise Assisted Living, Inc. - 144A* .......   5.50         06/15/02           96,206
                                                                                        ------------
                                                                                             587,516
                                                                                        ------------
              Industrial Machinery (0.8%)
    2,300     Thermo Fibertek, Inc. - 144A* ...............   4.50         07/15/04        2,080,074
                                                                                        ------------
              Internet Software/Services (1.2%)
    7,000     AT Home Corp. ...............................   0.525        12/28/18        3,031,630
                                                                                        ------------
              Major Telecommunications (3.0%)
    3,700     Bell Atlantic Financial Service - 144A*......   4.25         09/15/05        4,093,125


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 2000, continued



 PRINCIPAL
 AMOUNT IN                                                      COUPON      MATURITY
 THOUSANDS                                                       RATE         DATE            VALUE
-----------------------------------------------------------------------------------------------------
  $ 3,700     Bell Atlantic Financial Service - 144A*
               (exchangeable into Telecom
              Corporation of New Zealand
              common stock) ...............................    5.75%       04/01/03     $  3,575,125
                                                                                        ------------
                                                                                           7,668,250
                                                                                        ------------
              Medical/Nursing Services (0.1%)
      580     Alternative Living Services, Inc. ...........    5.25        12/15/02          282,315
                                                                                        ------------
              Metal Fabrications (0.2%)
      225     Hexcel Corp. ................................    7.00        08/01/03          225,000
      300     Tower Automotive, Inc. - 144A* ..............    5.00        08/01/04          228,270
                                                                                        ------------
                                                                                             453,270
                                                                                        ------------
              Movies/Entertainment (0.1%)
      255     Speedway Motorsports, Inc. ..................    5.75        09/30/03          226,978
                                                                                        ------------
              Packaged Software (0.3%)
      350     Hyperion Solutions Corp. ....................    4.50        03/15/05          287,042
      260     Network Associates, Inc. ....................    0.00        02/13/18          100,721
      745     Network Associates, Inc. - 144A* ............    0.00        02/13/18          288,606
                                                                                        ------------
                                                                                             676,369
                                                                                        ------------
              Personnel Services (0.1%)
      370     Metamor Worldwide, Inc. .....................    2.94        08/15/04          171,417
                                                                                        ------------
              Property - Casualty Insurers (0.8%)
      640     Berkshire Hathaway, Inc. ....................    1.00        12/02/01        2,048,064
                                                                                        ------------
              Semiconductors (0.3%)
      310     STMicroelectronics NV (Netherlands) .........    0.00        06/10/08          801,273
                                                                                        ------------
              Services to the Health Industry (0.0%)
      150     Quadramed Corp. .............................    5.25        05/01/05           50,400
       50     Quadramed Corp. - 144A* .....................    5.25        05/01/05           16,800
                                                                                        ------------
                                                                                              67,200
                                                                                        ------------
              Specialty Telecommunications (0.8%)
    3,000     Efficient Networks, Inc. ....................    5.00        03/15/05        1,964,400
      750     SA Telecommunications, Inc. - 144A* (a)......   10.00        08/15/06           22,500
                                                                                        ------------
                                                                                           1,986,900
                                                                                        ------------
              TOTAL CONVERTIBLE BONDS
              (Cost $36,405,722)...................................................       36,992,001
                                                                                        ------------
              CORPORATE BONDS (22.9%)
              Aerospace & Defense (0.0%)
      140     BE Aerospace, Inc. (Series B) ...............    8.00        03/01/08          123,550
                                                                                        ------------


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 2000, continued



 PRINCIPAL
 AMOUNT IN                                                       COUPON      MATURITY
 THOUSANDS                                                        RATE         DATE            VALUE
-----------------------------------------------------------------------------------------------------
              Alternative Power Generation (0.0%)
   $   50     CalEnergy Co., Inc. ..........................    7.63%       10/15/07     $     49,668
                                                                                         ------------
              Aluminum (0.0%)
      100     Golden Northwest Aluminum ....................   12.00        12/15/06          102,000
                                                                                         ------------
              Auto Parts: O.E.M. (0.1%)
      175     Hayes Lemmerz International, Inc. ............    8.25        12/15/08          141,750
      100     Hayes Wheels International, Inc.
              (Series B) ...................................    9.125       07/15/07           86,000
                                                                                         ------------
                                                                                              227,750
                                                                                         ------------
              Beverages: Non-Alcoholic (0.2%)
      165     Cott Corp. (Canada) ..........................    9.375       07/01/05          163,762
      350     Packaged Ice Inc. (Series B) .................    9.75        02/01/05          304,500
                                                                                         ------------
                                                                                              468,262
                                                                                         ------------
              Broadcasting (3.5%)
      150     Emmis Communications Corp.
              (Series B) ...................................    8.125       03/15/09          142,500
    2,900     EZ Communications, Inc. ......................    9.75        12/01/05        3,050,336
      145     Lamar Media Corp. ............................    9.25        08/15/07          147,175
      200     STC Broadcasting, Inc. .......................   11.00        03/15/07          198,000
    5,060     Young Broadcasting Corp. .....................   11.75        11/15/04        5,180,175
                                                                                         ------------
                                                                                            8,718,186
                                                                                         ------------
              Cable/Satellite TV (0.9%)
      175     Echostar DBS Corp. ...........................    9.375       02/01/09          171,500
    2,000     Tele-Communications, Inc. ....................    9.25        04/15/02        2,063,700
                                                                                         ------------
                                                                                            2,235,200
                                                                                         ------------
              Casino/Gaming (0.1%)
      200     Boyd Gaming Corp. ............................    9.25        10/01/03          197,500
                                                                                         ------------
              Chemicals: Agricultural (0.0%)
      100     Scotts Co. - 144A* ...........................    8.625       01/15/09           96,500
                                                                                         ------------
              Chemicals: Specialty (2.8%)
    6,960     Huntsman Polymers Corp. ......................   11.75        12/01/04        7,029,600
      175     Texas Petrochemicals Corp. ...................   11.125       07/01/06          148,750
                                                                                         ------------
                                                                                            7,178,350
                                                                                         ------------
              Coal (0.1%)
      175     P&L Coal Holdings Corp. (Series B) ...........    8.875       05/15/08          173,250
                                                                                         ------------
              Construction Materials (1.1%)
    2,850     USG Corp. (Series B) .........................    9.25        09/15/01        2,892,037
                                                                                         ------------
              Consumer/Business Services (0.0%)
      100     American Business Information, Inc. ..........    9.50        06/15/08           82,000
                                                                                         ------------


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 2000, continued



 PRINCIPAL
 AMOUNT IN                                                       COUPON        MATURITY
 THOUSANDS                                                        RATE           DATE            VALUE
-------------------------------------------------------------------------------------------------------
              Containers/Packaging (0.2%)
   $  225     Ball Corp. .................................        7.75%       08/01/06     $    217,125
      125     Ball Corp. .................................       8.25         08/01/08          120,312
      100     Consumers Packaging, Inc. ..................       9.75         02/01/07           20,000
      225     U.S. Can Corp. .............................      10.125        10/15/06          242,719
                                                                                           ------------
                                                                                                600,156
                                                                                           ------------
              Drugstore Chains (0.7%)
    1,950     Thrifty PayLess Holdings, Inc. .............      12.25         04/15/04        1,790,344
                                                                                           ------------
              Electric Utilities (0.2%)
      100     CMS Energy Corp. ...........................       7.50         01/15/09           89,194
      113     Niagara Mohawk Power (Series F) ............       7.625        10/01/05          114,330
      175     Niagara Mohawk Power (Series G) ............       7.75         10/01/08          175,786
      125     Niagara Mohawk Power (Series H) ............    8.50 \^\^       07/01/10          100,640
                                                                                           ------------
                                                                                                479,950
                                                                                           ------------
              Electrical Products (0.1%)
      335     Communications & Power Industries,
              Inc. (Series B) ............................      12.00         08/01/05          227,381
                                                                                           ------------
              Engineering & Construction (0.1%)
      225     Mastec Inc. (Series B) .....................       7.75         02/01/08          213,750
                                                                                           ------------
              Finance/Rental/Leasing (0.0%)
       25     Anthony Crane Rentals ......................      10.375        08/01/08           12,750
                                                                                           ------------
              Financial Conglomerates (0.0%)
       75     GS Escrow Corp. ............................       7.125        08/01/05           69,101
                                                                                           ------------
              Food Distributors (0.0%)
      100     Di Giorgio Corp. ...........................      10.00         06/15/07           88,000
                                                                                           ------------
              Food: Major Diversified (0.2%)
      475     International Home Foods, Inc. .............      10.375        11/01/06          508,250
                                                                                           ------------
              Food: Specialty/Candy (0.0%)
      100     Mrs. Fields Original (Series B) ............      10.125        12/01/04           87,000
                                                                                           ------------
              Home Building (0.1%)
       75     D.R. Horton Inc. ...........................       8.00         02/01/09           69,750
       50     Standard Pacific Corp. (Series A) ..........       8.00         02/15/08           46,250
      290     Williams Scotsman, Inc. ....................       9.875        06/01/07          255,200
                                                                                           ------------
                                                                                                371,200
                                                                                           ------------
              Home Furnishings (0.1%)
      200     Westpoint Stevens, Inc. ....................       7.875        06/15/08          166,500
                                                                                           ------------
              Hotels/Resorts/Cruiselines (0.1%)
      400     ITT Corp. (New) ............................       7.375        11/15/15          356,228
                                                                                           ------------


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 2000, continued



 PRINCIPAL
 AMOUNT IN                                                      COUPON        MATURITY
 THOUSANDS                                                       RATE           DATE            VALUE
-------------------------------------------------------------------------------------------------------
              Industrial Specialties (0.0%)
  $   125     Fibermark Inc. ............................       9.375%       10/15/06     $    123,750
                                                                                          ------------
              Major Telecommunications (1.4%)
      225     RCN Corp. .................................   11.125\^\^       10/15/07          114,750
    3,250     Sprint Spectrum L.P. ......................      11.00         08/15/06        3,508,895
                                                                                          ------------
                                                                                             3,623,645
                                                                                          ------------
              Media Conglomerates (0.8%)
    2,000     Time Warner Entertainment Co. .............       9.625        05/01/02        2,073,780
                                                                                          ------------
              Medical/Nursing Services (2.0%)
    4,800     Healthsouth Corp. .........................       9.50         04/01/01        4,788,000
      225     Prime Medical Services Inc. ...............       8.75         04/01/08          202,500
                                                                                          ------------
                                                                                             4,990,500
                                                                                          ------------
              Metal Fabrications (0.1%)
      200     International Wire Group (Series B) .......      11.75         06/01/05          201,500
      100     Neenah Corp. (Series F) ...................      11.125        05/01/07           77,500
                                                                                          ------------
                                                                                               279,000
                                                                                          ------------
              Miscellaneous Manufacturing (0.1%)
      200     Ametek Inc. ...............................       7.20         07/15/08          183,008
      155     Insilco Corp. (Series B) ..................      12.00         08/15/07          154,225
                                                                                          ------------
                                                                                               337,233
                                                                                          ------------
              Miscellaneous Commercial Services(0.2%)
      250     Iron Mountain, Inc. .......................      10.125        10/01/06          254,375
       75     Iron Mountain, Inc. .......................       8.75         09/30/09           70,875
       75     Pierce Leahy Command Co. ..................       8.125        05/15/08           70,125
                                                                                          ------------
                                                                                               395,375
                                                                                          ------------
              Oil & Gas Production (0.1%)
      275     Magnum Hunter Resources ...................      10.00         06/01/07          270,875
                                                                                          ------------
              Other Consumer Services (0.0%)
      100     Protection One Alarm Monitoring, Inc.......       7.375        08/15/05           70,000
                                                                                          ------------
              Other Consumer Specialties (0.0%)
       95     Boyds Collection Ltd. .....................       9.00         05/15/08           90,250
                                                                                          ------------
              Other Metals/Minerals (4.3%)
   10,500     Cyprus Amax Minerals Inc. .................      10.125        04/01/02       10,867,500
                                                                                          ------------
              Publishing: Books/Magazines (0.1%)
       50     Primedia, Inc. ............................       7.625        04/01/08           45,500
      250     Von Hoffman Press, Inc. - 144A* ...........      10.875        05/15/07          230,000
                                                                                          ------------
                                                                                               275,500
                                                                                          ------------


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 2000, continued



 PRINCIPAL
 AMOUNT IN                                                       COUPON       MATURITY
 THOUSANDS                                                        RATE          DATE             VALUE
----------------------------------------------------------------------------------------------------------
              Publishing: Newspapers (0.5%)
   $  275     Garden State Newspapers (Series B) ...........    8.75%         10/01/09     $    257,125
    1,000     Hollinger International Publishing, Inc.......    9.25          02/01/06          998,750
                                                                                           ------------
                                                                                              1,255,875
                                                                                           ------------
              Pulp & Paper (0.0%)
      125     Paperboard Industrial International Inc.......    8.375         09/15/07          105,000
                                                                                           ------------
              Real Estate Development (0.1%)
      300     Forest City Enterprises ......................    8.50          03/15/08          285,000
                                                                                           ------------
              Recreational Products (0.0%)
      125     CSC Holdings, Inc. ...........................    7.625         07/15/18          113,058
                                                                                           ------------
              Regional Banks (0.1%)
       50     Chevy Chase Savings Bank .....................    9.25          12/01/05           47,750
      100     Chevy Chase Savings Bank, F.S.B. .............    9.25          12/01/08           92,000
                                                                                           ------------
                                                                                                139,750
                                                                                           ------------
              Specialty Stores (0.1%)
      175     Michaels Stores, Inc. ........................   10.875         06/15/06          180,250
      175     Zale Corp. (Series B) ........................    8.50          10/01/07          168,000
                                                                                           ------------
                                                                                                348,250
                                                                                           ------------
              Specialty Telecommunications (0.1%)
      325     Level 3 Communications, Inc. .................    9.125         05/01/08          280,719
                                                                                           ------------
              Textiles (1.7%)
    4,300     Dan River, Inc. ..............................   10.125         12/15/03        4,214,000
      100     Polymer Group Inc. (Series B) ................    8.75          03/01/08           79,000
                                                                                           ------------
                                                                                              4,293,000
                                                                                           ------------
              Wholesale Distributors (0.0%)
      300     Home Interiors & Gifts .......................   10.125         06/01/08           89,625
                                                                                           ------------
              TOTAL CORPORATE BONDS
              (Cost $62,228,627)......................................................       57,822,548
                                                                                           ------------
              SHORT-TERM INVESTMENT (1.1%)
              REPURCHASE AGREEMENT
    2,825     The Bank of New York (dated 09/29/00;
              proceeds $2,826,003) (b)
              (Cost $2,824,532).............................    6.25          10/02/00        2,824,532
                                                                                           ------------
              TOTAL INVESTMENTS
              (Cost $259,111,649) (c)..................................           98.6%     249,150,514
              OTHER ASSETS IN EXCESS OF LIABILITIES ...................            1.4        3,441,116
                                                                                 -----     ------------
              NET ASSETS ..............................................          100.0%    $252,591,630
                                                                                 =====     ============


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 2000, continued


---------------------
 *    Resale is restricted to qualified institutional investors.
 + Consists of more than one class of securities traded together as a unit; stocks with attached warrants.
 ++ Currently a zero coupon bond that will pay interest at the rate shown at a future specified date.
(a)   Non-income producing security; bond in default.
(b)   Collateralized by $2,813,904 Federal Home Loan Mortgage Corp.
      6.875% due 01/15/05 valued at $2,881,025.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $20,533,973 and the aggregate gross unrealized depreciation is $30,495,108, resulting in net unrealized depreciation of $9,961,135.



                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000

ASSETS:
Investments in securities, at value
  (cost $259,111,649)..............................................    $249,150,514
Receivable for:
   Interest .......................................................       2,531,181
   Investments sold ...............................................         738,076
   Dividends ......................................................         719,822
   Shares of beneficial interest sold .............................          28,948
Deferred organizational expenses ..................................          24,048
Prepaid expenses and other assets .................................          26,694
                                                                       ------------
   TOTAL ASSETS ...................................................     253,219,283
                                                                       ------------
LIABILITIES:
Payable for:
   Plan of distribution fee .......................................         208,470
   Shares of beneficial interest repurchased ......................         169,938
   Investment management fee ......................................         158,131
Accrued expenses and other payables ...............................          91,114
                                                                       ------------
   TOTAL LIABILITIES ..............................................         627,653
                                                                       ------------
   NET ASSETS .....................................................    $252,591,630
                                                                       ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................................    $279,790,552
Net unrealized depreciation .......................................      (9,961,135)
Accumulated undistributed net investment income ...................       3,007,106
Accumulated net realized loss .....................................     (20,244,893)
                                                                       ------------
   NET ASSETS .....................................................    $252,591,630
                                                                       ============
CLASS A SHARES:
Net Assets ........................................................      $2,871,709
Shares Outstanding (unlimited authorized, $.01 par value)..........         277,157
   NET ASSET VALUE PER SHARE ......................................          $10.36
                                                                             ======
   MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset value) ................          $10.93
                                                                             ======
CLASS B SHARES:
Net Assets ........................................................    $223,413,016
Shares Outstanding (unlimited authorized, $.01 par value) .........      21,554,281
   NET ASSET VALUE PER SHARE ......................................          $10.37
                                                                             ======
CLASS C SHARES:
Net Assets ........................................................     $25,594,439
Shares Outstanding (unlimited authorized, $.01 par value) .........       2,474,938
   NET ASSET VALUE PER SHARE ......................................          $10.34
                                                                             ======
CLASS D SHARES:
Net Assets ........................................................        $712,466
Shares Outstanding (unlimited authorized, $.01 par value) .........          68,780
   NET ASSET VALUE PER SHARE ......................................          $10.36
                                                                             ======


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
For the year ended September 30, 2000

NET INVESTMENT INCOME:
INCOME
Dividends .........................................      $ 9,791,902
Interest ..........................................        9,729,479
                                                         -----------
   TOTAL INCOME ...................................       19,521,381
                                                         -----------
EXPENSES
Plan of distribution fee (Class A shares) .........           17,265
Plan of distribution fee (Class B shares) .........        2,776,290
Plan of distribution fee (Class C shares) .........          322,264
Investment management fee .........................        2,388,886
Transfer agent fees and expenses ..................          335,279
Shareholder reports and notices ...................           89,142
Registration fees .................................           86,013
Professional fees .................................           79,464
Custodian fees ....................................           35,237
Organizational expenses ...........................           32,779
Trustees' fees and expenses .......................           16,883
Other .............................................           22,875
                                                         -----------
   TOTAL EXPENSES .................................        6,202,377
                                                         -----------
   NET INVESTMENT INCOME ..........................       13,319,004
                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss .................................      (18,829,120)
Net change in unrealized depreciation .............       10,092,703
                                                         -----------
   NET LOSS .......................................       (8,736,417)
                                                         -----------
NET INCREASE ......................................      $ 4,582,587
                                                         ===========



                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE YEAR           FOR THE YEAR
                                                                 ENDED                 ENDED
                                                          SEPTEMBER 30, 2000     SEPTEMBER 30, 1999
                                                         --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................       $  13,319,004         $  18,480,801
Net realized gain (loss) .............................         (18,829,120)           15,975,924
Net change in unrealized depreciation ................          10,092,703             3,774,240
                                                             -------------         -------------
   NET INCREASE ......................................           4,582,587            38,230,965
                                                             -------------         -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares ....................................            (259,840)             (646,373)
   Class B shares ....................................         (11,009,664)          (17,881,658)
   Class C shares ....................................          (1,295,836)             (604,652)
   Class D shares ....................................             (66,785)              (76,726)
Net realized gain
   Class A shares ....................................            (425,264)             (671,285)
   Class B shares ....................................         (11,062,251)          (24,998,743)
   Class C shares ....................................          (1,329,137)             (346,036)
   Class D shares ....................................             (25,446)              (40,395)
                                                             -------------         -------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .................         (25,474,223)          (45,265,868)
                                                             -------------         -------------
Net decrease from transactions in shares of beneficial
  interest ...........................................        (128,727,015)          (23,984,846)
                                                             -------------         -------------
   NET DECREASE ......................................        (149,618,651)          (31,019,749)
NET ASSETS:
Beginning of period ..................................         402,210,281           433,230,030
                                                             -------------         -------------
   END OF PERIOD
   (Including undistributed net investment income of
   $3,007,106 and $2,449,140, respectively)...........       $ 252,591,630         $ 402,210,281
                                                             =============         ==============



                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 2000



1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Income Builder Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's primary investment objective is to seek reasonable income and, as a secondary objective, growth of capital. The Fund seeks to achieve its objective by investing primarily in income-producing equity securities, including common and preferred stocks as well as convertible securities. The Fund was organized as a Massachusetts business trust on March 21, 1996 and commenced operations on June 26, 1996. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 2000, continued


security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES - The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $164,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 2000, continued



2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million and 0.725% to the portion of daily net assets in excess of $500 million.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $16,457,049 at September 30, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended September 30, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 0.99%, respectively.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 2000, continued



The Distributor has informed the Fund that for the year ended September 30, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $879,018 and $1,420, respectively and received $13,117 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2000 aggregated $119,776,502 and $258,287,455, respectively.

For the year ended September 30, 2000, the Fund incurred $128,749 in brokerage commissions with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At September 30, 2000, the Fund's receivable for investments sold included unsettled trades with DWR of $279,841.

For the year ended September 30, 2000, the Fund incurred $17,425 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.


5. FEDERAL INCOME TAX STATUS

At September 30, 2000, the Fund had a net capital loss carryover of approximately $4,600,000 which will be available through September 30, 2008 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $14,902,000 during fiscal 2000.

As of September 30, 2000, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a dividend redesignation and tax adjustments on real estate investment trusts held by the Fund. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged $128,913, paid-in-capital was charged $32,799 and accumulated net realized gain was credited $161,712.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 2000, continued



6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                   FOR THE YEAR                       FOR THE YEAR
                                                                      ENDED                              ENDED
                                                                SEPTEMBER 30, 2000                 SEPTEMBER 30, 1999
                                                        ---------------------------------- ----------------------------------
                                                             SHARES           AMOUNT             SHARES            AMOUNT
                                                        --------------- ------------------  ---------------- -----------------
CLASS A SHARES
Sold ..................................................       165,350     $    1,746,960           373,161     $   4,311,270
Reinvestment of dividends and distributions ...........        49,956            516,422            72,926           807,614
Shares issued in connection with the acquisition of
 TCW/DW Income and Growth Fund ........................             -                  -             8,607           101,458
Redeemed ..............................................    (1,080,681)       (11,152,505)         (213,154)       (2,454,803)
                                                           ----------     --------------          --------     -------------
Net increase (decrease) - Class A .....................      (865,375)        (8,889,123)          241,540         2,765,539
                                                           ----------     --------------          --------     -------------
CLASS B SHARES
Sold ..................................................     2,079,343         21,898,681         3,043,825        35,162,596
Reinvestment of dividends and distributions ...........     1,715,995         17,730,597         3,152,355        34,981,362
Shares issued in connection with the acquisition of
 TCW/DW Income and Growth Fund ........................             -                  -           723,832         8,541,094
Redeemed ..............................................   (13,931,822)      (146,329,936)      (12,509,897)     (143,652,130)
                                                          -----------     --------------       -----------     -------------
Net decrease - Class B ................................   (10,136,484)      (106,700,658)       (5,589,885)      (64,967,078)
                                                          -----------     --------------       -----------     -------------
CLASS C SHARES
Sold ..................................................        86,384            904,529           114,511         1,316,245
Reinvestment of dividends and distributions ...........       216,767          2,235,520            72,635           801,880
Shares issued in connection with the acquisition of
 TCW/DW Income and Growth Fund ........................             -                  -         3,554,666        41,847,822
Redeemed ..............................................    (1,556,094)       (16,250,626)         (518,349)       (5,997,769)
                                                          -----------     --------------       -----------     -------------
Net increase (decrease) - Class C .....................    (1,252,943)       (13,110,577)        3,223,463        37,968,178
                                                          -----------     --------------       -----------     -------------
CLASS D SHARES
Sold ..................................................       214,024          2,220,160           449,722         5,167,272
Reinvestment of dividends and distributions ...........         2,726             28,226             4,118            45,524
Redeemed ..............................................      (215,266)        (2,275,043)         (441,802)       (4,964,281)
                                                          -----------     --------------       -----------     -------------
Net increase (decrease) - Class D .....................         1,484            (26,657)           12,038           248,515
                                                          -----------     --------------       -----------     -------------
Net decrease in Fund ..................................   (12,253,318)    $ (128,727,015)       (2,112,844)    $ (23,984,846)
                                                          ===========     ==============       ===========     =============

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 2000, continued



7. FUND ACQUISITION

On June 28, 1999, the Fund acquired all the net assets of TCW/DW Income and Growth Fund ("Income and Growth") based on the respective valuations as of the close of business June 25, 1999, pursuant to a plan of reorganization approved by the shareholders of Income and Growth on June 8, 1999. The acquisition was accomplished by a tax-free exchange of 8,607 Class A shares of the Fund at a net asset value of $11.79 per share for 9,404 Class A shares of Income and Growth; 723,832 Class B shares of the Fund at a net asset value of $11.80 per share for 791,586 Class B shares of Income and Growth; and 3,554,666 Class C shares of the Fund at a net asset value of $11.77 per share for 3,873,928 Class C shares of Income and Growth. The net assets of the Fund and Income and Growth immediately before the acquisition were $402,078,443 and $50,615,496, respectively, including unrealized appreciation of $2,147,861 for Income and Growth. Immediately after the acquisition, the combined net assets of the Fund amounted to $452,693,939.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                             FOR THE PERIOD
                                                                 FOR THE YEAR ENDED SEPTEMBER 30,            JULY 28, 1997*
                                                         ------------------------------------------------       THROUGH
                                                               2000             1999            1998       SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................      $10.98          $11.18          $12.81              $12.20
                                                              ------          ------          ------              ------
Income (loss) from investment operations:
 Net investment income .................................        0.53            0.58            0.59                0.12
 Net realized and unrealized gain (loss) ...............       (0.26)           0.54           (1.12)               0.61
                                                              ------          ------          ------              ------
Total income (loss) from investment operations .........        0.27            1.12           (0.53)               0.73
                                                              ------          ------          ------              ------
Less dividends and distributions from:
 Net investment income .................................       (0.51)          (0.62)          (0.51)              (0.12)
 Net realized gain .....................................       (0.38)          (0.70)          (0.59)                --
                                                              ------          ------          ------              ------
Total dividends and distributions ......................       (0.89)          (1.32)          (1.10)              (0.12)
                                                              ------          ------          ------              ------
Net asset value, end of period .........................      $10.36          $10.98          $11.18              $12.81
                                                              ======          ======          ======              ======
TOTAL RETURN+ .........................................        2.71%          10.15%          (4.67)%              5.95%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................        1.21%(3)        1.17%(3)        1.17 %(3)           1.28%(2)
Net investment income ..................................        4.92%(3)        5.02%(3)        4.61 %(3)           5.77%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................      $2,872         $12,541         $10,073              $1,047
Portfolio turnover rate ................................          38%              36%            58 %                74%



-------------
 *    The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.



                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL HIGHLIGHTS, continued


                                                                       FOR THE YEAR ENDED SEPTEMBER 30,
                                                         -------------------------------------------------------------
                                                               2000#            1999#         1998++        1997**++
----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................      $10.98           $11.18         $12.81        $10.23
                                                              ------           ------         ------        ------
Income (loss) from investment operations:
 Net investment income .................................        0.44             0.50           0.50          0.46
 Net realized and unrealized gain (loss) ...............       (0.23)            0.53          (1.11)         2.54
                                                              ------           ------         ------        ------
Total income (loss) from investment operations .........        0.21             1.03          (0.61)         3.00
                                                              ------           ------         ------        ------
Less dividends and distributions from:
 Net investment income .................................       (0.44)           (0.53)         (0.43)        (0.41)
 Net realized gain .....................................       (0.38)           (0.70)         (0.59)        (0.01)
                                                              ------           ------         ------        ------
Total dividends and distributions ......................       (0.82)           (1.23)         (1.02)        (0.42)
                                                              ------           ------         ------        ------
Net asset value, end of period .........................      $10.37           $10.98         $11.18        $12.81
                                                              ======           ======         ======        ======
TOTAL RETURN+  .........................................        2.00%            9.31%         (5.29)%       29.83%
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................        1.97%(3)         1.90%(3)       1.80 %(3)     1.85%
Net investment income ..................................        4.16%(3)         4.29%(3)       3.98 %(3)     4.16%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................    $223,413         $348,070       $416,909      $358,973
Portfolio turnover rate ................................          38%              36%            58 %          74%

                                                            FOR THE PERIOD
                                                            JUNE 26, 1996*
                                                               THROUGH
                                                          SEPTEMBER 30, 1996
------------------------------------------------------------------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................       $10.00
                                                               ------
Income (loss) from investment operations:
 Net investment income .................................         0.08
 Net realized and unrealized gain (loss) ...............         0.23
                                                               ------
Total income (loss) from investment operations .........         0.31
                                                               ------
Less dividends and distributions from:
 Net investment income .................................        (0.08)
 Net realized gain .....................................          --
                                                               ------
Total dividends and distributions ......................        (0.08)
                                                               ------
Net asset value, end of period .........................       $10.23
                                                               ======
TOTAL RETURN+ ..........................................         3.10%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................         2.25%(2)
Net investment income ..................................         3.60%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................     $148,142
Portfolio turnover rate ................................            7%(1)

-------------
 *   Commencement of operations.

** Prior to July 28, 1997 the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL HIGHLIGHTS, continued



                                                                                                             FOR THE PERIOD
                                                                 FOR THE YEAR ENDED SEPTEMBER 30,            JULY 28, 1997*
                                                         ------------------------------------------------       THROUGH
                                                               2000             1999            1998       SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................      $10.96           $11.16         $12.80              $12.20
                                                              ------           ------         ------              ------
Income (loss) from investment operations:
 Net investment income .................................        0.44             0.48           0.50                0.10
 Net realized and unrealized gain (loss) ...............       (0.24)            0.55          (1.12)               0.61
                                                              ------           ------         ------              ------
Total income (loss) from investment operations .........        0.20             1.03          (0.62)               0.71
                                                              ------           ------         ------              ------
Less dividends and distributions from:
 Net investment income .................................       (0.44)           (0.53)         (0.43)              (0.11)
 Net realized gain .....................................       (0.38)           (0.70)         (0.59)                --
                                                              ------           ------         ------              ------
Total dividends and distributions ......................       (0.82)           (1.23)         (1.02)              (0.11)
                                                              ------           ------         ------              ------
Net asset value, end of period .........................      $10.34           $10.96         $11.16              $12.80
                                                              ======           ======
TOTAL RETURN+ ..........................................        2.01%            9.38%         (5.38)%              5.79%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................        1.96%(3)         1.90%(3)       1.92 %(3)           1.98%(2)
Net investment income ..................................        4.17%(3)         4.29%(3)       3.86 %(3)           4.61%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................    $ 25,594         $ 40,859         $5,630                $987
Portfolio turnover rate ................................          38%              36%            58 %                74%

-------------
 *   The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.



                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL HIGHLIGHTS, continued



                                                                                                             FOR THE PERIOD
                                                                 FOR THE YEAR ENDED SEPTEMBER 30,            JULY 28, 1997*
                                                         ------------------------------------------------       THROUGH
                                                               2000             1999            1998       SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................      $10.99           $11.18         $12.82            $12.20
                                                              ------           ------         ------            ------
Income (loss) from investment operations:
 Net investment income .................................        0.54             0.60           0.64              0.12
 Net realized and unrealized gain (loss) ...............       (0.24)            0.55          (1.15)             0.62
                                                              ------           ------         ------            ------
Total income (loss) from investment operations .........        0.30             1.15          (0.51)             0.74
                                                              ------           ------         ------            ------
Less dividends and distributions from:
 Net investment income .................................       (0.55)           (0.64)         (0.54)            (0.12)
 Net realized gain .....................................       (0.38)           (0.70)         (0.59)              --
                                                              ------           ------         ------            ------
Total dividends and distributions ......................       (0.93)           (1.34)         (1.13)            (0.12)
                                                              ------           ------         ------            ------
Net asset value, end of period .........................      $10.36           $10.99         $11.18            $12.82
                                                              ======           ======         ======
TOTAL RETURN+ ..........................................        2.98%           10.51%         (4.46)%            5.98%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................        0.97%(3)         0.93%(3)       0.92 %(3)         0.96%(2)
Net investment income ..................................        5.16%(3)         5.26%(3)       4.86 %(3)         5.41%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................        $712             $740           $618               $21
Portfolio turnover rate ................................          38%              36%            58 %              74%

-------------
 *   The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.



                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
INDEPENDENT AUDITORS' REPORT



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Income Builder Fund (the "Fund"), including the portfolio of investments, as of September 30, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 1999 and the financial highlights for each of the respective stated periods ended September 30, 1999 were audited by other independent accountants whose report, dated November 9, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Income Builder Fund as of September 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
November 9, 2000


                       2000 FEDERAL TAX NOTICE (unaudited)

    During the fiscal year ended July 31, 2000, the Fund paid to its shareholders $0.37 per share from long-term capital gains. For such period, 70.11% of the income dividends paid qualified for the dividends received deduction available to corporations.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
CHANGE IN INDEPENDENT ACCOUNTANTS


On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
REPORT OF INDEPENDENT ACCOUNTANTS



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

In our opinion, the statement of changes in net assets and the financial highlights of Morgan Stanley Dean Witter Income Builder Fund (the "Fund")(not presented separately herein) present fairly, in all material respects, the changes in its net assets for the year ended September 30, 1999 and the financial highlights for each of the years in the period ended September 30, 1999, in conformity with generally accepted accounting principles. This financial statement and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. We have not audited the financial statements or financial highlights of the Fund for any period subsequent to September 30, 1999.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
November 9, 1999

                 MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
                            PART C OTHER INFORMATION

Item 23.     Exhibits
-------      -------------------------------------------------------------------
1 (a).       Declaration of Trust of the Registrant, dated March 20, 1996, is incorporated by reference to Exhibit 1 of the Initial Registration Statement on Form N-1A, filed on March 27, 1996.

1 (b). Instrument Establishing and Designating Additional Classes, dated July 28, 1997, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on July 23, 1997.

1 (c). Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on November 25, 1998.

2. Amended and Restated By-Laws of the Registrant, dated May 1, 1999, is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 24, 1999.

3.           Not Applicable.

4. Amended Investment Management Agreement between the Registrant and Morgan Stanley Dean Witter Advisors Inc., dated May 1, 1998, is incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on November 25, 1998.

5 (a). Amended Distribution Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 6(a) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on November 25, 1998.

5 (b). Selected Dealer Agreement between Morgan Stanley Dean Witter Distributors Inc. and Dean Witter Reynolds Inc., is incorporated by reference to Exhibit 6(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on April 29, 1996.

5 (c). Omnibus Selected Dealer Agreement between Morgan Stanley Dean Witter Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on November 25, 1998.

6.           Not Applicable.

7. Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 9 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on April 29, 1996.

8 (a). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB, dated September 1, 2000, filed herein.

8 (b). Amended Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc.,, dated June 22, 1998, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on November 25, 1998.

9 (a). Opinion of Sheldon Curtis, Esq., dated April 22, 1996, is incorporated by reference to Exhibit 10(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on April 29, 1996.

9 (b). Opinion of Lane, Altman & Owens LLP, Massachusetts Counsel, dated April 22, 1996, is incorporated by reference to Exhibit 10(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on April 29, 1996.

10 (a).      Consent of Independent Auditors, filed herein.

10 (b).      Consent of PricewaterhouseCoopers LLP, filed herein.

11.          Not Applicable.

12.          Not Applicable.

13. Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Dean Witter Distributors Inc., dated July 28, 1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on July 23, 1997.

14. Amended Multi-Class Plan pursuant to Rule 18f-3, dated August 15, 2000, filed herein.

16. (a) Code of Ethics of Morgan Stanley Dean Witter Advisors Inc., Morgan Stanley Dean Witter Services Company Inc. and Morgan Stanley Dean Witter Distributors Inc., filed herein.

16. (b) Code of Ethics of the Morgan Stanley Dean Witter Funds, filed herein.

Other Powers of Attorney are incorporated by reference to Exhibit (Other) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on April 29, 1996 and Exhibit (Other) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on November 25, 1997. Power of Attorney for James
             F. Higgins, filed herein.

Item 24. Persons Controlled by or Under Common Control with the Fund.
         ------------------------------------------------------------

              None

Item 25. Indemnification.
         ----------------

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 26. Business and Other Connections of Investment Advisor
         ----------------------------------------------------

     See "The Fund and Its Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

     The term "Morgan Stanley Dean Witter Funds" refers to the following registered investment companies:

Closed-End Investment Companies
-------------------------------

(1)    Morgan Stanley Dean Witter California Insured Municipal Income Trust
(2)    Morgan Stanley Dean Witter California Quality Municipal Securities
(3)    Morgan Stanley Dean Witter Government Income Trust
(4)    Morgan Stanley Dean Witter High Income Advantage Trust
(5)    Morgan Stanley Dean Witter High Income Advantage Trust II
(6)    Morgan Stanley Dean Witter High Income Advantage Trust III
(7)    Morgan Stanley Dean Witter Income Securities Inc.
(8)    Morgan Stanley Dean Witter Insured California Municipal Securities
(9)    Morgan Stanley Dean Witter Insured Municipal Bond Trust
(10)   Morgan Stanley Dean Witter Insured Municipal Income Trust
(11)   Morgan Stanley Dean Witter Insured Municipal Securities
(12)   Morgan Stanley Dean Witter Insured Municipal Trust
(13)   Morgan Stanley Dean Witter Municipal Income Opportunities Trust
(14)   Morgan Stanley Dean Witter Municipal Income Opportunities Trust II
(15)   Morgan Stanley Dean Witter Municipal Income Opportunities Trust III
(16)   Morgan Stanley Dean Witter Municipal Income Trust
(17)   Morgan Stanley Dean Witter Municipal Income Trust II
(18)   Morgan Stanley Dean Witter Municipal Income Trust III
(19)   Morgan Stanley Dean Witter Municipal Premium Income Trust
(20)   Morgan Stanley Dean Witter New York Quality Municipal Securities
(21)   Morgan Stanley Dean Witter Prime Income Trust
(22)   Morgan Stanley Dean Witter Quality Municipal Income Trust
(23)   Morgan Stanley Dean Witter Quality Municipal Investment Trust
(24)   Morgan Stanley Dean Witter Quality Municipal Securities

Open-end Investment Companies
-----------------------------

(1)    Active Assets California Tax-Free Trust
(2)    Active Assets Government Securities Trust
(3)    Active Assets Institutional Money Trust
(4)    Active Assets Money Trust
(5)    Active Assets Premier Money Trust
(6)    Active Assets Tax-Free Trust
(7)    Morgan Stanley Dean Witter 21st Century Trend Fund
(8)    Morgan Stanley Dean Witter Aggressive Equity Fund
(9)    Morgan Stanley Dean Witter American Opportunities Fund
(10)   Morgan Stanley Dean Witter Balanced Growth Fund
(11)   Morgan Stanley Dean Witter Balanced Income Fund

(12)   Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(13)   Morgan Stanley Dean Witter California Tax-Free Income Fund
(14)   Morgan Stanley Dean Witter Capital Growth Securities
(15)   Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
(16)   Morgan Stanley Dean Witter Convertible Securities Trust
(17)   Morgan Stanley Dean Witter Developing Growth Securities Trust
(18)   Morgan Stanley Dean Witter Diversified Income Trust
(19)   Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(20)   Morgan Stanley Dean Witter Equity Fund
(21)   Morgan Stanley Dean Witter European Growth Fund Inc.
(22)   Morgan Stanley Dean Witter Federal Securities Trust
(23)   Morgan Stanley Dean Witter Financial Services Trust
(24)   Morgan Stanley Dean Witter Fund of Funds
(25)   Morgan Stanley Dean Witter Global Dividend Growth Securities
(26)   Morgan Stanley Dean Witter Global Utilities Fund
(27)   Morgan Stanley Dean Witter Growth Fund
(28)   Morgan Stanley Dean Witter Hawaii Municipal Trust
(29)   Morgan Stanley Dean Witter Health Sciences Trust
(30)   Morgan Stanley Dean Witter High Yield Securities Inc.
(31)   Morgan Stanley Dean Witter Income Builder Fund
(32)   Morgan Stanley Dean Witter Information Fund
(33)   Morgan Stanley Dean Witter Intermediate Income Securities
(34)   Morgan Stanley Dean Witter International Fund
(35)   Morgan Stanley Dean Witter International SmallCap Fund
(36)   Morgan Stanley Dean Witter Japan Fund
(37)   Morgan Stanley Dean Witter Latin American Growth Fund
(38)   Morgan Stanley Dean Witter Limited Term Municipal Trust
(39)   Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(40)   Morgan Stanley Dean Witter Market Leader Trust
(41)   Morgan Stanley Dean Witter Mid-Cap Equity Trust
(42)   Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(43)   Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(44)   Morgan Stanley Dean Witter New Discoveries Fund
(45)   Morgan Stanley Dean Witter New York Municipal Money Market Trust
(46)   Morgan Stanley Dean Witter New York Tax-Free Income Fund
(47)   Morgan Stanley Dean Witter Next Generation Trust
(48)   Morgan Stanley Dean Witter North American Government Income Trust
(49)   Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(50)   Morgan Stanley Dean Witter Real Estate Fund
(51)   Morgan Stanley Dean Witter S&P 500 Index Fund
(52)   Morgan Stanley Dean Witter S&P 500 Select Fund
(53)   Morgan Stanley Dean Witter Select Dimensions Investment Series
(54)   Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
(55)   Morgan Stanley Dean Witter Short-Term Bond Fund
(56)   Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(57)   Morgan Stanley Dean Witter Small Cap Growth Fund
(58)   Morgan Stanley Dean Witter Special Value Fund
(59)   Morgan Stanley Dean Witter Strategist Fund
(60)   Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(61)   Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(62)   Morgan Stanley Dean Witter Tax-Managed Growth Fund

(63)   Morgan Stanley Dean Witter Technology Fund
(64)   Morgan Stanley Dean Witter Total Market Index Fund
(65)   Morgan Stanley Dean Witter Total Return Trust
(66)   Morgan Stanley Dean Witter U.S. Government Money Market Trust
(67)   Morgan Stanley Dean Witter U.S. Government Securities Trust
(68)   Morgan Stanley Dean Witter Utilities Fund
(69)   Morgan Stanley Dean Witter Value-Added Market Series
(70)   Morgan Stanley Dean Witter Value Fund
(71)   Morgan Stanley Dean Witter Variable Investment Series
(72)   Morgan Stanley Dean Witter World Wide Income Trust


NAME AND POSITION WITH       OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.         AND NATURE OF CONNECTION
----------------------       ---------------------------------------------------

Mitchell M. Merin            President and Chief Operating Officer of Asset
President, Chief             Management of Morgan Stanley Dean Witter & Co.
Executive Officer and        ("MSDW); Chairman, Chief Executive Officer and
Director                     Director of Morgan Stanley Dean Witter Distributors
                             Inc. ("MSDW Distributors") and Morgan Stanley Dean
                             Witter Trust FSB ("MSDW Trust"); President, Chief
                             Executive Officer and Director of Morgan Stanley
                             Dean Witter Services Company Inc. ("MSDW
                             Services"); President of the Morgan Stanley Dean
                             Witter Funds; Executive Vice President and Director of Dean Witter Reynolds Inc. ("DWR"); Director of various MSDW subsidiaries; Trustee of various Van
                             Kampen investment companies.

Barry Fink                   General Counsel of Asset Management of MSDW;
Executive Vice President,    Executive Vice President, Secretary, General
Secretary, General Counsel   Counsel and Director of MSDW Services; Vice
and Director                 President and Secretary of MSDW Distributors; Vice
                             President, Secretary and General Counsel of the
                             Morgan Stanley Dean Witter Funds.

Joseph J. McAlinden          Vice President of the Morgan Stanley Dean Witter
Executive Vice President     Funds; Director of MSDW Trust.
and Chief Investment
Officer

Ronald E. Robison            Executive Vice President, Chief Administrative
Executive Vice President,    Officer and Director of MSDW Services; Vice
Chief Administrative         President of the Morgan Stanley Dean Witter Funds.
Officer and Director

Edward C. Oelsner, III
Executive Vice President

Joseph R. Arcieri            Vice President of various Morgan Stanley Dean
Senior Vice President        Witter Funds.

NAME AND POSITION WITH       OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.         AND NATURE OF CONNECTION
----------------------       ---------------------------------------------------

Peter M. Avelar              Vice President of various Morgan Stanley Dean
Senior Vice President        Witter Funds.
and Director of the High
Yield Group

Mark Bavoso                  Vice President of various Morgan Stanley Dean
Senior Vice President        Witter Funds.

Douglas Brown
Senior Vice President

Rosalie Clough
Senior Vice President
and Director of Marketing

Richard G. DeSalvo
Senior Vice President
and Director of Investment
Management Services

Richard Felegy
Senior Vice President

Sheila A. Finnerty           Vice President of Morgan Stanley Dean Witter Prime
Senior Vice President        Income Trust.

Edward F. Gaylor             Vice President of various Morgan Stanley Dean
Senior Vice President        Witter Funds.
Director of the Research
Group

Robert S. Giambrone          Senior Vice President of MSDW Services, MSDW
Senior Vice President        Distributors and MSDW Trust and Director of MSDW
                             Trust; Vice President of the Morgan Stanley Dean
                             Witter Funds.


Rajesh K. Gupta              Vice President of various Morgan Stanley Dean
Senior Vice President,       Witter Funds.
Director of the Taxable
Fixed Income Group and
Chief Administrative
Officer - Investments

Kenton J. Hinchliffe         Vice President of various Morgan Stanley Dean
Senior Vice President        Witter Funds.

Kevin Hurley                 Vice President of various Morgan Stanley Dean
Senior Vice President        Witter Funds.

NAME AND POSITION WITH       OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.         AND NATURE OF CONNECTION
----------------------       ---------------------------------------------------

Jenny Beth Jones             Vice President of various Morgan Stanley Dean
Senior Vice President        Witter Funds.

Michelle Kaufman             Vice President of various Morgan Stanley Dean
Senior Vice President        Witter Funds.

John B. Kemp, III            President of MSDW Distributors.
Senior Vice President

Anita H. Kolleeny            Vice President of various Morgan Stanley Dean
Senior Vice President        Witter Funds.
and Director of Sector
Rotation

Jonathan R. Page             Vice President of various Morgan Stanley Dean
Senior Vice President        Witter Funds.
and Director of the
Money Market Group

Ira N. Ross                  Vice President of various Morgan Stanley Dean
Senior Vice President        Witter Funds.

Guy G. Rutherfurd, Jr.       Vice President of various Morgan Stanley Dean
Senior Vice President        Witter Funds.
and Director of the
Growth Group

Rochelle G. Siegel           Vice President of various Morgan Stanley Dean
Senior Vice President        Witter Funds.

James Solloway Jr.
Senior Vice President

Katherine H. Stromberg       Vice President of various Morgan Stanley Dean
Senior Vice President        Witter Funds.

Paul D. Vance                Vice President of various Morgan Stanley Dean
Senior Vice President        Witter Funds.
and Director of the
Growth and Income Group

Elizabeth A. Vetell
Senior Vice President
and Director of
Shareholder Communication

NAME AND POSITION WITH       OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.         AND NATURE OF CONNECTION
----------------------       ---------------------------------------------------

James F. Willison            Vice President of various Morgan Stanley Dean
Senior Vice President        Witter Funds.
and Director of the
Tax-Exempt Fixed
Income Group

Raymond A. Basile
First Vice President

Thomas F. Caloia             First Vice President and Assistant Treasurer of
First Vice President         MSDW Services; Assistant Treasurer of MSDW
and Assistant                Distributors; Treasurer and Chief Financial and
Treasurer                    Accounting Officer of the Morgan Stanley Dean
                             Witter Funds.

Thomas Chronert
First Vice President

Richard Colville             First Vice President and Controller of MSDW
First Vice President         Services; Assistant Treasurer of MSDW Distributors;
and Controller               First Vice President and Treasurer of MSDW Trust.

Marilyn K. Cranney           Assistant Secretary of DWR; First Vice President
First Vice President         and Assistant Secretary of MSDW Services; Assistant
and Assistant Secretary      Secretary of MSDW Distributors and the Morgan
                             Stanley Dean Witter Funds.

Salvatore DeSteno            First Vice President of MSDW Services.
First Vice President

Peter W. Gurman
First Vice President

David Johnson
First Vice President

Stanley Kapica
First Vice President

Douglas J. Ketterer
First Vice President

Todd Lebo                    First Vice President and Assistant Secretary of
First Vice President and     MSDW Services; Assistant Secretary of MSDW
Assistant Secretary          Distributors and the Morgan Stanley Dean Witter
                             Funds.

NAME AND POSITION WITH       OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.         AND NATURE OF CONNECTION
----------------------       ---------------------------------------------------

Lou Anne D. McInnis          First Vice President and Assistant Secretary of
First Vice President and     MSDW Services; Assistant Secretary of MSDW
Assistant Secretary          Distributors and the Morgan Stanley Dean Witter
                             Funds.

Carsten Otto                 First Vice President and Assistant Secretary of
First Vice President         MSDW Services; Assistant Secretary of MSDW
and Assistant Secretary      Distributors and the Morgan Stanley Dean Witter
                             Funds.

Carl F. Sadler
First Vice President

Ruth Rossi                   First Vice President and Assistant Secretary of
First Vice President and     MSDW Services; Assistant Secretary of MSDW
Assistant Secretary          Distributors and the Morgan Stanley Dean Witter
                             Funds.

James P. Wallin
First Vice President

Robert Abreu
Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz                Vice President of Morgan Stanley Dean Witter Global
Vice President               Utilities Fund.

Sean Aurigemma
Vice President

Armon Bar-Tur                Vice President of various Morgan Stanley Dean
Vice President               Witter Funds.

Thomas A. Bergeron
Vice President

Philip Bernstein
Vice President

Dale Boettcher
Vice President

Michelina Calandrella
Vice President

NAME AND POSITION WITH       OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.         AND NATURE OF CONNECTION
----------------------       ---------------------------------------------------

Ronald Caldwell
Vice President

Joseph Cardwell
Vice President

Christie Carr-Waldron
Vice President

Liam Carroll
Vice President

Philip Casparius
Vice President

Annette Celenza
Vice President

Aaron Clark                  Vice President of Morgan Stanley Dean Witter Market
Vice President               Leader Trust

William Connerly
Vice President

Virginia Connors
Vice President

Michael J. Davey
Vice President

David Dineen                 Vice President of various Morgan Stanley Dean
Vice President               Witter Funds.

June Ewers
Vice President

Jeffrey D. Geffen            Vice President of Morgan Stanley Dean Witter U.S.
Vice President               Government Securities Trust

Sandra Gelpieryn
Vice President

Charmaine George
Vice President

Michael Geringer
Vice President

NAME AND POSITION WITH       OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.         AND NATURE OF CONNECTION
----------------------       ---------------------------------------------------

Gail Gerrity Burke
Vice President

Peter Gewirtz
Vice President

Mina Gitsevich
Vice President

Ellen Gold
Vice President

Amy Golub
Vice President

Stephen Greenhut
Vice President

Joan Hamilton
Vice President

Trey Hancock
Vice President

Matthew T. Haynes            Vice President of various Morgan Stanley Dean
Vice President               Witter Funds.

Peter Hermann Jr.            Vice President of various Morgan Stanley Dean
Vice President               Witter Funds.

David T. Hoffman
Vice President

Thomas G. Hudson II
Vice President

Linda Jones
Vice President

Norman Jones
Vice President

Kevin Jung                   Vice President of various Morgan Stanley Dean
Vice President               Witter Funds.

Carol Espejo-Kane
Vice President

NAME AND POSITION WITH       OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.         AND NATURE OF CONNECTION
----------------------       ---------------------------------------------------

Nancy Karole Kennedy
Vice President

Paula LaCosta                Vice President of various Morgan Stanley Dean
Vice President               Witter Funds.

Kimberly LaHart
Vice President

Thomas Lawlor
Vice President

Lester Lay
Vice President

Phuong Le
Vice President

Gerard J. Lian               Vice President of various Morgan Stanley Dean
Vice President               Witter Funds.

Cameron J. Livingstone
Vice President

Nancy Login Cole
Vice President

Sharon Loguercio
Vice President

Stephanie Lovinger
Vice President

Steven MacNamara
Vice President

Catherine Maniscalco         Vice President of various Morgan Stanley Dean
Vice President               Witter Funds.

Peter R. McDowell
Vice President

Albert McGarity
Vice President

Teresa McRoberts             Vice President of various Morgan Stanley Dean
Vice President               Witter Funds.

NAME AND POSITION WITH       OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.         AND NATURE OF CONNECTION
----------------------       ---------------------------------------------------

Mark Mitchell
Vice President

Thomas Moore
Vice President

Julie Morrone                Vice President of various Morgan Stanley Dean
Vice President               Witter Funds.

Mary Beth Mueller
Vice President

David Myers                  Vice President of Morgan Stanley Dean Witter
Vice President               Natural Resource Development Securities Inc.

James Nash
Vice President

Daniel Niland
Vice President

Richard Norris
Vice President

Hilary A. O'Neill
Vice President

Steven Orlov
Vice President

Mori Paulsen
Vice President

Anne Pickrell
Vice President

Reginald Rigaud
Vice President

Frances Roman
Vice President

Dawn Rorke
Vice President

John Roscoe                  Vice President of various Morgan Stanley Dean
Vice President               Witter Funds.

NAME AND POSITION WITH       OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.         AND NATURE OF CONNECTION
----------------------       ---------------------------------------------------

Hugh Rose
Vice President

Robert Rossetti              Vice President of Morgan Stanley Dean Witter
Vice President               Competitive Edge Fund.

Sally Sancimino              Vice President of various Morgan Stanley Dean
Vice President               Witter Funds.

Deborah Santaniello
Vice President

Patrice Saunders
Vice President

Donna Savoca
Vice President

Howard A. Schloss            Vice President of Morgan Stanley Dean Witter
Vice President               Federal Securities Trust.

Alison M. Sharkey
Vice President

Peter J. Seeley              Vice President of various Morgan Stanley Dean
Vice President               Witter Funds.

Ronald B. Silvestri          Vice President of various Morgan Stanley Dean
Vice President               Witter Funds.

Herbert Simon
Vice President

Martha Slezak
Vice President

Frank Smith
Vice President

Otha Smith
Vice President

Stuart Smith
Vice President

Robert Stearns
Vice President

NAME AND POSITION WITH       OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.         AND NATURE OF CONNECTION
----------------------       ---------------------------------------------------

Naomi Stein
Vice President

William Stevens
Vice President

Michael Strayhorn
Vice President

Marybeth Swisher
Vice President

Michael Thayer
Vice President

Bradford Thomas
Vice President

Barbara Toich
Vice President

Robert Vanden Assem
Vice President

Frank Vindigni
Vice President

David Walsh
Vice President

Alice Weiss                  Vice President of various Morgan Stanley Dean
Vice President               Witter Funds.

John Wong
Vice President

     The principal address of MSDW Advisors, MSDW Services, MSDW Distributors, DWR, and the Morgan Stanley Dean Witter Funds is Two World Trade Center, New York, New York 10048. The principal address of MSDW is 1585 Broadway, New York, New York 10036. The principal address of MSDW Trust is 2 Harborside Financial Center, Jersey City, New Jersey 07311.

Item 27. Principal Underwriters
         ----------------------

(a) Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. MSDW Distributors is also the principal underwriter of the following investment companies:

(1)    Active Assets California Tax-Free Trust
(2)    Active Assets Government Securities Trust
(3)    Active Assets Institutional Money Trust
(4)    Active Assets Money Trust
(5)    Active Assets Premier Money Trust
(6)    Active Assets Tax-Free Trust
(7)    Morgan Stanley Dean Witter 21st Century Trend Fund
(8)    Morgan Stanley Dean Witter Aggressive Equity Fund
(9)    Morgan Stanley Dean Witter American Opportunities Fund
(10)   Morgan Stanley Dean Witter Balanced Growth Fund
(11)   Morgan Stanley Dean Witter Balanced Income Fund
(12)   Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(13)   Morgan Stanley Dean Witter California Tax-Free Income Fund
(14)   Morgan Stanley Dean Witter Capital Growth Securities
(15)   Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
(16)   Morgan Stanley Dean Witter Convertible Securities Trust
(17)   Morgan Stanley Dean Witter Developing Growth Securities Trust
(18)   Morgan Stanley Dean Witter Diversified Income Trust
(19)   Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(20)   Morgan Stanley Dean Witter Equity Fund
(21)   Morgan Stanley Dean Witter European Growth Fund Inc.
(22)   Morgan Stanley Dean Witter Federal Securities Trust
(23)   Morgan Stanley Dean Witter Financial Services Trust
(24)   Morgan Stanley Dean Witter Fund of Funds
(25)   Morgan Stanley Dean Witter Global Dividend Growth Securities
(26)   Morgan Stanley Dean Witter Global Utilities Fund
(27)   Morgan Stanley Dean Witter Growth Fund
(28)   Morgan Stanley Dean Witter Hawaii Municipal Trust
(29)   Morgan Stanley Dean Witter Health Sciences Trust
(30)   Morgan Stanley Dean Witter High Yield Securities Inc.
(31)   Morgan Stanley Dean Witter Income Builder Fund
(32)   Morgan Stanley Dean Witter Information Fund
(33)   Morgan Stanley Dean Witter Intermediate Income Securities
(34)   Morgan Stanley Dean Witter International Fund
(35)   Morgan Stanley Dean Witter International SmallCap Fund
(36)   Morgan Stanley Dean Witter Japan Fund
(37)   Morgan Stanley Dean Witter Latin American Growth Fund
(38)   Morgan Stanley Dean Witter Limited Term Municipal Trust
(39)   Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(40)   Morgan Stanley Dean Witter Market Leader Trust
(41)   Morgan Stanley Dean Witter Mid-Cap Equity Trust
(42)   Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(43)   Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(44)   Morgan Stanley Dean Witter New Discoveries Fund
(45)   Morgan Stanley Dean Witter New York Municipal Money Market Trust
(46)   Morgan Stanley Dean Witter New York Tax-Free Income Fund
(47)   Morgan Stanley Dean Witter Next Generation Trust
(48)   Morgan Stanley Dean Witter North American Government Income Trust
(49)   Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(50)   Morgan Stanley Dean Witter Prime Income Trust

(51)   Morgan Stanley Dean Witter Real Estate Fund
(52)   Morgan Stanley Dean Witter S&P 500 Index Fund
(53)   Morgan Stanley Dean Witter S&P 500 Select Fund
(54)   Morgan Stanley Dean Witter Short-Term Bond Fund
(55)   Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(56)   Morgan Stanley Dean Witter Small Cap Growth Fund
(57)   Morgan Stanley Dean Witter Special Value Fund
(58)   Morgan Stanley Dean Witter Strategist Fund
(59)   Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(60)   Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(61)   Morgan Stanley Dean Witter Tax-Managed Growth Fund
(62)   Morgan Stanley Dean Witter Technology Fund
(63)   Morgan Stanley Dean Witter Total Market Index Fund
(64)   Morgan Stanley Dean Witter Total Return Trust
(65)   Morgan Stanley Dean Witter U.S. Government Money Market Trust
(66)   Morgan Stanley Dean Witter U.S. Government Securities Trust
(67)   Morgan Stanley Dean Witter Utilities Fund
(68)   Morgan Stanley Dean Witter Value-Added Market Series
(69)   Morgan Stanley Dean Witter Value Fund
(70)   Morgan Stanley Dean Witter Variable Investment Series
(71)   Morgan Stanley Dean Witter World Wide Income Trust

(b) The following information is given regarding directors and officers of MSDW Distributors not listed in Item 26 above. The principal address of MSDW Distributors is Two World Trade Center, New York, New York 10048. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

Name                       Positions and Office with MSDW Distributors
----                       -------------------------------------------

James F. Higgins           Director

Philip J. Purcell          Director

John Schaeffer             Director

Charles Vadala             Senior Vice President and Financial Principal.


Item 28. Location of Accounts and Records
         --------------------------------

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 29. Management Services
         -------------------

     Registrant is not a party to any such management-related service contract.

Item 30. Undertakings
         ------------

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of November, 2000.

                             MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

                                            By /s/ Barry Fink
                                               ---------------------------------
                                                   Barry Fink
                                                   Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post -Effective Amendment No.7 has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                            Title                      Date
        ----------                            -----                      ----

(1) Principal Executive Officer        Chief Executive Officer,
                                       Trustee and Chairman
By /s/ Charles A. Fiumefreddo                                          11/29/00
   ---------------------------------
       Charles A. Fiumefreddo

(2) Principal Financial Officer        Treasurer and Principal
                                       Accounting Officer

By /s/ Thomas F. Caloia                                                11/29/00
   ---------------------------------
       Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By /s/ Barry Fink                                                      11/29/00
   ---------------------------------
       Barry Fink
       Attorney-in-Fact

    Michael Bozic        Manuel H. Johnson
    Edwin J. Garn        Michael E. Nugent
    Wayne E. Hedien      John L. Schroeder

By /s/ David M. Butowsky                                               11/29/00
   ---------------------------------
       David M. Butowsky
       Attorney-in-Fact

                 MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

                                  EXHIBIT INDEX
                                  -------------


8(a). Amended and Restated Transfer Agency and Services Agreement, dated September 1, 2000, between the Registrant and Morgan Stanley Dean Witter Trust FSB.

10(a).       Consent of Independent Auditors.

10(b).       Consent of PricewaterhouseCoopers LLP.

15.          Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.

16(a). Code of Ethics of Morgan Stanley Dean Witter Advisors, Inc., Morgan Stanley Dean Witter Services Company Inc., and Morgan Stanley Dean Witter Distributors Inc.

16(b).       Code of Ethics of the Morgan Stanley Dean Witter Funds.

Other.       Power of Attorney for James F. Higgins.